J.P. MORGAN FAMILY OF FUNDS
AND
THE MANAGERS MONEY MARKET FUND

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT
MAY 14, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Introduction..............................................................     1
Proposal One:  Election of Trustees.......................................     3
Proposal Two:  Changes to Fundamental Investment Restrictions.............     5
Proposal Three:  Reclassification as Nonfundamental of the Investment
  Objective of Those Funds Whose Investment Objective is Currently
  Classified as Fundamental...............................................    15
Proposal Four:  Approval of New and Separate Investment Advisory
  Agreements Between Each Fund or Portfolio in Which the Fund Invests, as
  Applicable, and J.P. Morgan Investment Management Inc...................    17
Proposal Five:  Amendment of the Declaration of Trust of J.P. Morgan Funds
  and J.P. Morgan Institutional Funds to Provide Dollar-Based Voting
  Rights for Shareholders.................................................    20
Proposal Six:  Ratification of Selection of Independent Accountants of the
  Trusts..................................................................    21
Other Business............................................................    24
Exhibit A:  Executive Officers of the Trust...............................   A-1
Exhibit B:  Proposed Standardized Fundamental Restrictions................   B-1
Exhibit C:  Current Fundamental Investment Restrictions...................   C-1
Exhibit D:  Terms of Investment Advisory Agreement and Schedule of Fees
  Paid to Affiliates of the Advisor.......................................   D-1
Exhibit E:  Summary of Investment Advisory Agreements.....................   E-1
Exhibit F:  Directors and Principal Executive Officers of Morgan Guaranty
  Trust Company of New York...............................................   F-1
Exhibit G:  Amended Article VI of the Declaration of Trust of J.P. Morgan
  and J.P. Morgan Institutional Funds.....................................   G-1
Exhibit H:  Number of Shares of Each Fund (or Class) Outstanding as of the
  Close of Business on April 13, 1998.....................................   H-1
Exhibit I:  Principal Holders of Voting Securities........................   I-1

                                 IMPORTANT NEWS
                  FOR SHAREHOLDERS OF J.P. MORGAN FUNDS, J.P.
                 MORGAN INSTITUTIONAL FUNDS, J.P. MORGAN SERIES
                    TRUST AND THE MANAGERS MONEY MARKET FUND

    We encourage you to read the attached proxy statement in full. By way of introduction, we have included the following questions and answers regarding this proxy.

WHEN WILL THE SPECIAL MEETING BE HELD? WHO IS ELIGIBLE TO VOTE?

    The meeting will be held on Thursday, June 25, 1998, at 10:00 a.m. eastern time at 522 Fifth Avenue, 7th Floor, New York, New York 10036. Please note that this meeting will only cover the items listed in this proxy statement. There will be no presentations about the Funds. The record date is the close of business on April 13, 1998. Only shareholders who owned shares at that time are entitled to vote at the meeting.

WHAT ARE THE ISSUES CONTAINED IN THIS PROXY?

    Your Board of Trustees is recommending that shareholders consider the following proposals:

PROPOSAL                                                      FUNDS AFFECTED
--------------------------------------------------------------------------------------------
1. To elect the Board of Trustees;             All

2. To approve the adoption of standardized     All
investment restrictions and reclassification
of others as nonfundamental;

3. To approve the reclassification of the      All except J.P. Morgan and J.P. Morgan
investment objective from fundamental to       Institutional Disciplined Equity,
nonfundamental;                                International Opportunities and Global
                                               Strategic Income Funds, J.P. Morgan Emerging
                                               Markets Debt and U.S. Small Company
                                               Opportunities Funds, J.P. Morgan Series Trust
                                               Tax Aware U.S. Equity, Tax Aware Disciplined
                                               Equity and California Bond Funds, and J.P.
                                               Morgan Institutional Treasury Money Market
                                               and Service Treasury Money Market Funds

4. To approve a new investment advisory        All
agreement between each Fund (or the portfolio
in which the Fund invests, as applicable) and
J.P. Morgan Investment Management Inc.;

5. To amend the Declaration of Trust to        J.P. Morgan Funds
provide dollar-based voting rights;            J.P. Morgan Institutional Funds

PROPOSAL                                                      FUNDS AFFECTED
--------------------------------------------------------------------------------------------
6. To ratify the selection of independent      All
accountants;

7. To transact any other business which may    All
properly come before the Meeting or any
adjournments thereof.

WHO ARE THE NOMINEES TO BE MY TRUSTEES?

    Each of the Nominees currently serves as a Trustee of J.P. Morgan Funds, J.P. Morgan Institutional Funds and J.P. Morgan Series Trust. They are Frederick
S. Addy, William G. Burns, Arthur C. Eschenlauer, Matthew Healey and Michael P. Mallardi. Biographical information for these Nominees can be found on page 3.

WHY AM I BEING ASKED TO ADOPT STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS?

    Currently the Funds have fundamental investment restrictions (restrictions which may only be changed with a shareholder vote) that vary between Trusts and between Funds within the same Trust. These fundamental investment restrictions reflect legal, regulatory or industry conditions or practices which are or need no longer be applicable to the Funds. To promote greater efficiency in the management of the Funds, Morgan Guaranty Trust Company of New York ("MGT" or the "Advisor") has analyzed the fundamental investment limitations and policies of the Funds in an effort to formulate a standard set of policies for all Funds which reflect current industry practice and will allow the Funds to respond to changes in regulatory and industry practice without the expense and delay of a shareholder vote.

    Except as noted in the proposal, the adoption of the proposed changes is not expected to materially affect the way the Funds are managed.

    Some of the proposed changes are quite technical. A full discussion of the specific changes, as well as a further discussion of the benefits of standardization, begins on page 5.

WHY AM I BEING ASKED TO APPROVE THE RECLASSIFICATION OF CERTAIN FUND
  INVESTMENT OBJECTIVES?

    Some of the Funds' investment objectives were adopted as fundamental policies and therefore may be changed only by a vote of the Fund shareholders. In order to respond more quickly to market or regulatory changes, without the costs associated with a shareholder meeting, it is proposed that these Funds reclassify their investment objectives as nonfundamental. These objectives could then be changed at any time without a vote of Fund shareholders. A full discussion of this proposal, along with discussion of proposed changes to the investment objectives of J.P. Morgan and J.P. Morgan Institutional Short Term Bond and New York Total Return Bond Funds, begins on page 15.

WHAT CHANGES ARE BEING PROPOSED REGARDING THE INVESTMENT ADVISORY ARRANGEMENTS?

    Currently, MGT is the investment advisor to the Funds or the portfolios in which they invest. The Trustees propose changing the investment advisor to J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of MGT. Each of MGT and JPMIM is a directly wholly-owned subsidiary of

J.P. Morgan & Co. Incorporated ("JP Morgan"). JP Morgan believes that the change will enhance fund marketing because of the greater name recognition accorded to JP Morgan than to MGT. The proposed change will not affect the Funds' investment or other operations and would not involve a change in the personnel providing advisory services to the Funds or the portfolios in which they invest.

    A full discussion of the specific proposal begins on page 17.

WHY AM I BEING ASKED TO AMEND THE DECLARATIONS OF TRUST TO PROVIDE
  FOR DOLLAR-BASED VOTING RIGHTS?

    Currently, under each of J.P. Morgan and J.P Morgan Institutional Funds' Declarations of Trust, each share is entitled to one vote, regardless of the relative value of shares of each Fund. The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the Investment Company Act of 1940 (the "1940 Act"). In the case where a trust has several funds, voting rights may have become disproportionate since the net asset value per share ("NAV") of the separate funds generally diverge over time.

    The proposed amendment would provide voting rights based on a shareholder's total dollar interest in a Fund (dollar-based voting), rather than on the number of shares owned. As a result, voting power would be allocated according to the value of each shareholder's investment. A full discussion of this proposal begins on page 20.

WHAT IS THE "RATIFICATION" OF THE INDEPENDENT ACCOUNTANTS?

    The 1940 Act requires your Board of Trustees to select independent accountants for the Funds and also requires the Trustees to submit their selection to the shareholders for their approval (technically called a "ratification") in any year that a shareholder meeting is being held.

    A full discussion of the proposal to ratify the selection of Price Waterhouse LLP as independent accountants to J.P. Morgan and J.P. Morgan Institutional Funds and J.P. Morgan Series Trust begins on page 21.

HOW DO THE TRUSTEES OF MY FUND RECOMMEND THAT I VOTE?

    The Trustees recommend that you vote FOR all of the proposals on the enclosed proxy card.

WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

    Please call D.F. King at 800-290-6429 or J.P. Morgan Funds Services at 800-521-5411 for additional information. You can vote using any of the following methods:

    Use the enclosed proxy card to record your vote for each proposal, then return the card in the postpaid envelope provided.

                                       OR

    Complete the enclosed proxy card and FAX it to (212) 809-6028.

                                       OR

    Call D.F. King at 800-290-6429 and record your vote by telephone.

                                     [LOGO]

May 1998

Dear fellow Shareholder:

    We are writing to inform you of a special shareholder meeting to be held on June 25, 1998. Before that meeting we would like you to vote on the important issues affecting your Fund(s) as described in the attached proxy statement.

    We are asking you to vote on several proposals, which are explained in further detail in the proxy statement.

    THE BOARDS OF TRUSTEES HAVE UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMEND THAT YOU VOTE FOR ALL OF THE PROPOSALS DESCRIBED IN THIS DOCUMENT.

    We realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals and sign and return your proxy card(s) in the enclosed postage-paid envelope today. You may receive more than one proxy card if you own shares in more than one Fund. Please sign and return each card you receive.

    If your completed proxy cards are not received, you may be contacted by officers or employees of J.P. Morgan, its affiliates or other representatives of the Fund(s) or by our proxy solicitor, D.F. King & Co., Inc. D.F. King has been engaged to assist your Fund(s) in soliciting proxies. They will remind you to vote your shares. You may also call D.F. King directly at 800-290-6429 and vote by phone.

    Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Ramon de Oliveira                              Keith M. Schappert
Chairman of Asset Management Services          President of Asset Management Services

                 (This page has been intentionally left blank.)

                               J.P. MORGAN FUNDS
                        J.P. MORGAN INSTITUTIONAL FUNDS
                            J.P. MORGAN SERIES TRUST
                          60 STATE STREET, SUITE 1300
                          BOSTON, MASSACHUSETTS 02109

                         THE MANAGERS MONEY MARKET FUND
                        (A SERIES OF THE MANAGERS FUNDS)
                               40 RICHARDS AVENUE
                           NORWALK, CONNECTICUT 06854

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 25, 1998

    NOTICE IS HEREBY GIVEN that a Joint Special Meeting (the "Meeting") of Shareholders of each series of J.P. Morgan Funds, J.P. Morgan Institutional Funds and J.P. Morgan Series Trust (each a "Trust") and Managers Money Market Fund (the "Managers Fund"), a series of The Managers Funds (each individual series and the Managers Fund, each a "Fund"), will be held at 522 Fifth Avenue, 7th Floor, New York, New York 10036 on Thursday, June 25, 1998 at 10:00 a.m., Eastern time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated May 14, 1998:

    1.  To elect the Board of Trustees;

    2. To approve the adoption of standardized fundamental investment restrictions and the reclassification of certain fundamental investment restrictions as nonfundamental;

    3. For each Fund which has a fundamental investment objective, to approve the proposed reclassification of the investment objective from fundamental to nonfundamental. Upon approval, the investment objectives of J.P Morgan and J.P. Morgan Institutional Short Term Bond and New York Total Return Bond Funds will be changed as described more fully in the proxy statement;

    4. To approve a new investment advisory agreement between each Fund (or the portfolio in which the Fund invests) and J.P. Morgan Investment Management Inc.;

    5. To amend the Declaration of Trust of J.P. Morgan Funds and J.P. Morgan Institutional Funds to provide dollar-based voting rights;

    6.  To ratify the selection of the independent accountants; and

    7. To transact any other business which may properly come before the Meeting or any adjournments thereof.

    The Boards of Trustees of each Trust and of Managers Fund have fixed the close of business on April 13, 1998 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting or any adjournments thereof. The enclosed proxy is being solicited on behalf of the Boards of Trustees of each Trust and of Managers Fund.

                             YOUR VOTE IS IMPORTANT

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                          J.P. MORGAN FUNDS
                                          J.P. MORGAN INSTITUTIONAL FUNDS
                                          J.P. MORGAN SERIES TRUST
                                          By Order of the Boards of Trustees

                                          Christopher J. Kelley
                                          ASSISTANT SECRETARY

                                          THE MANAGERS MONEY MARKET FUND
                                          (a series of The Managers Funds)
                                          By Order of the Board of Trustees

                                          Donald S. Rumery
                                          SECRETARY

May 14, 1998

                     INSTRUCTIONS FOR EXECUTING PROXY CARD

    The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

        1. Individual Accounts: Sign your name exactly as it appears on the proxy card.

        2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

        3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name on the proxy card. For example:

          REGISTRATION                                           VALID SIGNATURE
---------------------------------------------------------------  -----------------------------------
        Corporate Accounts
        (1) ABC Corp.                                            (1) ABC Corp.
                                                                     John Doe, Treasurer
        (2) ABC Corp.                                            (2) John Doe, Treasurer
          c/o John Doe, Treasurer
        (3) ABC Corp. Profit Sharing Plan                        (3) John Doe, Trustee

        Trust Accounts
        (1) ABC Trust                                            (1) Jane B. Doe, Trustee
        (2) Jane B. Doe, Trustee                                 (2) Jane B. Doe
          u/t/d 12/28/78

        Custodial or Estate Accounts
        (1) John B. Smith, Cust.                                 (1) John B. Smith
          f/b/o John B. Smith, Jr. UGMA
        (2) John B. Smith, Jr.                                   (2) John B. Smith, Jr., Executor

                                PROXY STATEMENT

                               J.P. MORGAN FUNDS
                          60 STATE STREET, SUITE 1300
                          BOSTON, MASSACHUSETTS 02109

                BOND FUND                        INTERNATIONAL OPPORTUNITIES FUND              TAX EXEMPT MONEY MARKET FUND
         DISCIPLINED EQUITY FUND                        JAPAN EQUITY FUND                            U.S. EQUITY FUND
             DIVERSIFIED FUND                    NEW YORK TOTAL RETURN BOND FUND                 U.S. SMALL COMPANY FUND
       EMERGING MARKETS EQUITY FUND                  PRIME MONEY MARKET FUND                    EMERGING MARKETS DEBT FUND
           EUROPEAN EQUITY FUND                        SHORT TERM BOND FUND                         U.S. SMALL COMPANY
        FEDERAL MONEY MARKET FUND                      TAX EXEMPT BOND FUND                         OPPORTUNITIES FUND
       GLOBAL STRATEGIC INCOME FUND
        INTERNATIONAL EQUITY FUND

                        J.P. MORGAN INSTITUTIONAL FUNDS
                          60 STATE STREET, SUITE 1300
                          BOSTON, MASSACHUSETTS 02109

                BOND FUND                        NEW YORK TOTAL RETURN BOND FUND                  SERVICE FEDERAL MONEY
         DISCIPLINED EQUITY FUND                     PRIME MONEY MARKET FUND                           MARKET FUND
             DIVERSIFIED FUND                          SHORT TERM BOND FUND                  SERVICE PRIME MONEY MARKET FUND
       EMERGING MARKETS EQUITY FUND                    TAX EXEMPT BOND FUND                SERVICE TAX EXEMPT MONEY MARKET FUND
           EUROPEAN EQUITY FUND                    TAX EXEMPT MONEY MARKET FUND             SERVICE TREASURY MONEY MARKET FUND
        FEDERAL MONEY MARKET FUND                        U.S. EQUITY FUND                       TREASURY MONEY MARKET FUND
       GLOBAL STRATEGIC INCOME FUND                  U.S. SMALL COMPANY FUND
        INTERNATIONAL EQUITY FUND                        BOND FUND--ULTRA
     INTERNATIONAL OPPORTUNITIES FUND                INTERNATIONAL BOND FUND
            JAPAN EQUITY FUND

                            J.P. MORGAN SERIES TRUST
                          60 STATE STREET, SUITE 1300
                          BOSTON, MASSACHUSETTS 02109

          CALIFORNIA BOND FUND:                 TAX AWARE DISCIPLINED EQUITY FUND:             TAX AWARE U.S. EQUITY FUND:
              SELECT SHARES                            INSTITUTIONAL SHARES                           SELECT SHARES
           INSTITUTIONAL SHARES

                         THE MANAGERS MONEY MARKET FUND
                        (A SERIES OF THE MANAGERS FUNDS)
                               40 RICHARDS AVENUE
                           NORWALK, CONNECTICUT 06854

                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 25, 1998

                 (This page has been intentionally left blank.)

                                  INTRODUCTION

    This proxy statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of J.P. Morgan Funds, J.P. Morgan Institutional Funds and J.P. Morgan Series Trust (each a "Trust," and collectively, the "Trusts") and The Managers Funds (the "Managers Funds"), for use at the joint special meeting of shareholders to be held at 522 Fifth Avenue, 7th Floor, New York, New York 10036 on Thursday, June 25, 1998 at 10:00 a.m. eastern time, and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on April 13, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card(s) are first being mailed to shareholders on or about May 14, 1998.

    Each Trust is composed of one or more separate series or portfolios. The Managers Money Market Fund (the "Managers Fund") is a series of Managers Funds that invests in the Prime Money Market Portfolio (each individual series and Managers Fund, a "Fund"). Each Trust and the Managers Funds is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Massachusetts business trust. Certain Funds (the "Feeder Funds") seek to achieve their investment objective by investing in a Master Portfolio (a "Portfolio" and collectively the "Portfolios") with the same investment objective and policies as the Feeder Fund. The Portfolios are also registered management investment companies under the 1940 Act. Whenever a Feeder Fund is requested to vote on a matter pertaining to a Portfolio, the Feeder Fund is required to hold a meeting of its shareholders to consider the matter. Accordingly, the shareholders of each Feeder Fund are also being asked to vote on the proposals insofar as they relate to its corresponding Portfolio.

    The Trusts' principal underwriter is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109 ("FDI"), which is also the Trusts' co-administrator.

    Set forth below is a summary of the proposals on which the shareholders of each Fund will vote. The summary also identifies which proposals relate to the Portfolios.

                SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE

PROPOSAL 1.  ELECTION OF THE BOARD OF TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                            FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
                                            ----------------------------------------------------------------------------------------
                                            J.P. Morgan Funds, J.P. Morgan Institutional
                                            Funds, the Portfolios and J.P. Morgan Series Trust

PROPOSAL 2.  CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS
------------------------------------------------------------------------------------------------------------------------------------
STANDARDIZATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS (PROPOSALS 2A-2H)

     MATTER REQUIRING SHAREHOLDER VOTE      FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
------------------------------------------  ----------------------------------------------------------------------------------------
     2A.  Diversification of Investments    All Funds and Portfolios except J.P. Morgan Japan Equity,
                                            J.P. Morgan Institutional Japan Equity, J.P. Morgan
                                            Institutional International Bond, J.P. Morgan New
                                            York Total Return Bond, J.P. Morgan Institutional
                                            New York Total Return Bond, J.P. Morgan Emerging
                                            Markets Debt and J.P. Morgan California Bond Funds and their corresponding portfolios
     2B.  Concentration of Assets in a      All Funds and Portfolios
     Particular Industry

     2C.  Issuance of Senior Securities     All Funds and Portfolios
     2D.  Borrowing                         All Funds and Portfolios
     2E.  Underwriting                      All Funds and Portfolios
     2F.  Investment in Real Estate         All Funds and Portfolios
     2G.  Commodities                       All Funds and Portfolios
     2H.  Lending                           All Funds and Portfolios

PROPOSAL 2I.
RECLASSIFICATION OF OTHER FUNDAMENTAL RESTRICTIONS AS NONFUNDAMENTAL.

     MATTER REQUIRING SHAREHOLDER VOTE      FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
------------------------------------------  ----------------------------------------------------------------------------------------
     2I.--See current fundamental           All Funds and Portfolios
     restrictions indicated by an "NF",
     "NFA" & "E" in Exhibit C

PROPOSAL 3.    RECLASSIFICATION OF INVESTMENT OBJECTIVES FROM FUNDAMENTAL TO NONFUNDAMENTAL
------------------------------------------------------------------------------------------------------------------------------------

                                            FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
                                            ----------------------------------------------------------------------------------------
                                            All Funds and Portfolios except J.P. Morgan and J.P. Morgan Institutional Disciplined
                                            Equity, International Opportunities and Global Strategic Income Funds; J.P. Morgan
                                            Emerging Markets Debt and U.S. Small Company Opportunities Funds; J.P. Morgan Tax Aware
                                            U.S. Equity, Tax Aware Disciplined Equity and California Bond Funds; and J.P. Morgan
                                            Institutional Treasury Money Market and Service Treasury Money Market Funds and their corresponding portfolios

PROPOSAL 4.    APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------

     MATTER REQUIRING SHAREHOLDER VOTE      FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
------------------------------------------  ----------------------------------------------------------------------------------------
     To approve a new investment advisory   All Funds and Portfolios
     agreement between each Fund (or the
     Portfolio in which the Fund invests)
     and J.P. Morgan Investment Management
     Inc.

PROPOSAL 5.    AMENDMENT OF THE DECLARATION OF TRUST
------------------------------------------------------------------------------------------------------------------------------------

    MATTER REQUIRING SHAREHOLDER VOTE       FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
------------------------------------------  ----------------------------------------------------------------------------------------
    To amend the Declaration of Trust to    J.P. Morgan Funds and J.P. Morgan Institutional Funds
    provide dollar-based voting rights

PROPOSAL 6.    RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------------------------------------------------------------

                                            FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
                                            ----------------------------------------------------------------------------------------
                                            J.P. Morgan Funds, J.P. Morgan Institutional Funds, the Portfolios and J.P. Morgan
                                            Series Trust

    FEEDER FUNDS. Each Proposal, other than Proposals 4 and 5, requires corresponding action with respect to each relevant Portfolio, and Proposal 4 represents an instruction by the Feeder Fund to vote on the new advisory agreement between the relevant Portfolio and JP Morgan Investment Management Inc. ("JPMIM"). Accordingly, where shareholders of a Feeder Fund or an entire Trust are asked to vote on these Proposals, the Feeder Fund will cast all of its votes at its corresponding Portfolio's shareholder meeting in the same proportion as the votes of the Feeder Fund's shareholders, even if all Feeder Fund shareholders did not vote. As a result of this so-called "pass-through voting" requirement, the proxy tabulator shall tally the votes of each Feeder Fund separately, regardless of the statements herein of the requisite votes for approving the various Proposals. Most Portfolios, however, have more than one Feeder Fund investor and, accordingly, it is possible that the shareholders of one Feeder Fund may vote differently from the other investors in the Portfolio. In such event, although the Trustees of the Feeder Fund may determine to withdraw the Feeder Fund's investment in its corresponding Portfolio, the Trustees of each Feeder Fund currently anticipate that each Feeder Fund will continue to invest in its corresponding Portfolio. Where appropriate, this proxy statement uses the term "the Fund" to mean the feeder fund and its master portfolio taken together, or separately in the context of "pass-through" voting requirements, as the case may be.

                                  PROPOSAL ONE

                         ELECTION OF BOARD OF TRUSTEES

    It is proposed that shareholders of J.P. Morgan Funds, J.P. Morgan Institutional Funds and J.P. Morgan Series Trust consider the election of the individuals listed below (each, a "Nominee" and collectively, the "Nominees") as Trustees of each Trust. Each Nominee is currently a Trustee of each Trust (and each Portfolio, including, for example, the Prime Money Market Portfolio as it relates to the Managers Fund). Each Trustee will hold office for a term of unlimited duration subject to the current retirement age of 70. The Trustees have no reason to believe that any Nominee will be unavailable for election.

    The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

    Certain information concerning Trustees of J.P. Morgan Funds, J.P. Morgan Institutional Funds and J.P. Morgan Series Trust is set forth below:

NAME, AGE, POSITIONS AND OFFICES WITH THE TRUSTS, PRINCIPAL      YEAR FIRST
OCCUPATIONS                                                        BECAME
DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS                A TRUSTEE
-------------------------------------------------------------  ---------------
Frederick S. Addy, 66, Trustee; Retired; Former Executive            1982     (1)
Vice President and Chief Financial Officer, Amoco                    1992     (2)
Corporation; Director, Enserch Corporation, 1994-1996;               1996     (3)
Interim Chairman, President and Chief Executive Officer, EEX
Corporation, 1996-1997; Director, EEX Corporation; Trustee,
Baker, Fentress & Co.

William G. Burns, 65, Trustee; Retired; Former Vice Chairman         1982     (1)
and Chief Financial Officer, NYNEX; Director, New York Life          1992     (2)
Insurance Co.; Director, Witco Corporation.                          1996     (3)

Arthur C. Eschenlauer, 63, Trustee; Retired; Former Senior           1987     (1)
Vice President, Morgan Guaranty Trust Company of New York;           1992     (2)
Director, North American Royalties, Inc.                             1996     (3)

Matthew Healey*, 60, Trustee and Chairman and Chief Executive        1982     (1)
Officer of each of the Trusts and Portfolios; Chairman,              1992     (2)
Pierpont Group, Inc.                                                 1996     (3)

NAME, AGE, POSITIONS AND OFFICES WITH THE TRUSTS, PRINCIPAL      YEAR FIRST
OCCUPATIONS                                                        BECAME
DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS                A TRUSTEE
-------------------------------------------------------------  ---------------

Michael P. Mallardi, 64, Trustee; Retired; Former Senior Vice        1982     (1)
President, Capital Cities/ ABC, Inc. and President, Broadcast        1992     (2)
Group; Director, EEX Corporation; Chairman, Tri-State Health         1996     (3)
Systems, member Franciscan Health Partnership.

Each Trustee invests in at least one of the Funds. The Trustees neither individually nor as a group own more than 1% of the outstanding shares of any fund, except that Mr. Healey owns 1.59% of J.P. Morgan Institutional Global Strategic Income Fund.

------------------------
*Mr. Healey is an "interested person" (as defined in the 1940 Act) of each Trust. Mr. Healey is also an "interested person" (as defined in the 1940 Act) of the Advisor due to his son's affiliation with JPMIM.

(1) For J.P. Morgan Funds

(2) For J.P. Morgan Institutional Funds

(3) For J.P. Morgan Series Trust

    The Trustees of the Trusts are also the Trustees of each of the Portfolios. A majority of the disinterested Trustees have adopted written procedures reasonably believed to be appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of each Trust and each of the Portfolios, up to and including creating a separate board of trustees.

    Each Trustee is currently paid an annual fee of $75,000 for serving as Trustee of each of the Portfolios, the J.P. Morgan Funds, J.P. Morgan Institutional Funds and J.P. Morgan Series Trust. Each Trustee is also reimbursed for expenses incurred in connection with service as a Trustee, including travel and out-of-pocket expenses relating to attendance at meetings.

    Trustee compensation paid by the Trusts and the Portfolios for the calendar year ended December 31, 1997 are set forth below.

                                                                                                   TOTAL TRUSTEE
                                                                                                    COMPENSATION
                                                                                                   ACCRUED BY THE
                                                                                                   PORTFOLIOS(*),
                                                                       AGGREGATE                    J.P. MORGAN
                                                        AGGREGATE       TRUSTEE       AGGREGATE     FUNDS, J.P.
                                                         TRUSTEE     COMPENSATION      TRUSTEE         MORGAN
                                                      COMPENSATION      PAID BY     COMPENSATION   INSTITUTIONAL
                                                         PAID BY      J.P. MORGAN      PAID BY     FUNDS AND J.P.
                                                       J.P. MORGAN   INSTITUTIONAL   J.P. MORGAN   MORGAN SERIES
                                                          FUNDS          FUNDS      SERIES TRUST     TRUST (**)
                                                      -------------  -------------  -------------  --------------
Each Trustee                                           $ 12,644.75    $ 11,786.38     $   90.92      $   72,500

------------------------
(*)   Includes 22 Portfolios for which Morgan Guaranty Trust Company of New York
("MGT") acts as investment advisor.

(**) No investment company within the fund complex has a pension or retirement plan. Currently there are 18 investment companies (15 investment companies comprising the Portfolios, the J.P. Morgan Funds, J.P. Morgan Institutional Funds and J.P. Morgan Series Trust) in the fund complex.

    During 1997, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $147,500, contributed $22,100 to a defined contribution plan on his behalf and paid $20,500 in insurance premiums for his benefit.

    The Trustees decide upon matters of general policies and are responsible for overseeing the Trusts' and Portfolios' business affairs. Each Portfolio and Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trusts. PGI was organized to provide services for The Pierpont Family of Funds (now the J.P. Morgan Family of Funds), and the Trustees are its equal and sole shareholders. The Trusts and the Portfolios have agreed to pay PGI a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees. The principal offices of PGI are located at 461 Fifth Avenue, New York, New York 10017.

    Each of the Boards of Trustees held four regularly scheduled meetings during 1997; each Trustee attended at least 75% of those meetings. The Boards of Trustees do not have audit or nominating committees. Audit-related matters are reviewed as they arise throughout the year by the Boards of Trustees as a whole. The executive officers of the Trusts and of the Managers Funds and the shares of the Funds beneficially owned by such officers are set forth in Exhibit A.

RECOMMENDATION OF TRUSTEES

    The Trustees of each Trust voted for the approval of the election of Trustees. If elected, the Trustees will hold office subject to the current retirement age except (a) any Trustee may resign, (b) any Trustee may be removed by shareholders upon an affirmative vote of a majority of all the shares entitled to be cast for the election of Trustees, and (c) any Trustee may be removed with cause by at least two-thirds of the remaining Trustees.

REQUIRED VOTE

    The affirmative vote of more than 50% of the voting securities present at the meeting, either in person or by proxy, is required to elect a Trustee of the Trust provided that at least one-third of the outstanding shares of the Trust is represented at the meeting, either in person or by proxy.

    THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 1.

                                  PROPOSAL TWO

                 CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS
                               (PROPOSALS 2A-2I)

ADOPTION OF STANDARDIZED INVESTMENT RESTRICTIONS

    The primary purpose of Proposals 2A through 2I is to revise and standardize the Funds' and, where applicable, the Portfolios' investment restrictions that are fundamental (the "Restrictions"). These Restrictions may only be changed with a shareholder vote. The Trustees have concurred with Morgan Guaranty Trust Company of New York's ("MGT" or the "Advisor") efforts to analyze the fundamental and nonfundamental investment restrictions of the Funds and Portfolios and propose to shareholders adoption of standardized Restrictions.

    Certain of the current Restrictions reflect regulatory, business or industry conditions, practices or requirements that are or need no longer be in effect. Other Restrictions reflect regulatory requirements which remain in effect, but which are not required to be fundamental restrictions. Also, as new Funds have been created over a period of years, substantially similar Restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

    Accordingly, the Advisor proposed and the Trustees approved revision to the respective Funds' Restrictions in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental, and to make nonfundamental those Restrictions that are not legally required to be fundamental. Following shareholder approval of the reclassification of the current Restrictions that need not be fundamental as nonfundamental, certain of these nonfundamental restrictions will be amended or eliminated as outlined in Proposal 2I.

    The Trustees believe that eliminating the disparities among the Funds' Restrictions will enhance the Advisor's ability to respond to changing regulatory and investment conditions, practices and requirements. By reducing to a minimum those policies that can be changed only by shareholder vote, each Fund will more often be able to avoid the costs and delays associated with a shareholder meeting when making changes to its investment policies that, at a future time, its Advisor considers desirable. The Trustees must approve any changes to nonfundamental restrictions. Although the proposed changes in Restrictions will allow the Funds greater investment flexibility to respond to future investment opportunities, the Advisor does not anticipate that the changes, except as discussed in this proposal, will result at this time in a material change in the level of investment risk associated with an investment in any Fund.

    Set forth below, as sub-sections of this Proposal, are general descriptions of each of the proposed changes. You are given the option to approve all, some, or none of the proposed Restrictions on the proxy card enclosed with this proxy statement.

    A listing of the proposed standardized Restrictions to be adopted by each Fund is set forth in Exhibit B to this proxy statement. A listing of the current Restrictions of each Fund is set forth in Exhibit C. Exhibit C contains an index to assist you in locating the page(s) at which your Fund(s)' current Restrictions are described. Those Restrictions that you are being requested to vote to standardize are shown in Exhibit C by an "S", which stands for "To be Standardized."

    Because of the variety of ways in which the various Funds' current Restrictions are expressed, the discussions below are general. To compare your Fund's current Restriction to the proposed changed Restriction, please refer to Exhibit C.

    If the proposed changes are approved, the Funds' prospectuses and statements of additional information ("SAI") will be revised, as appropriate and as soon as practicable, to reflect these changes. Shareholders will be notified by the Fund of any future investment policy changes either in the Fund's prospectus or SAI, which are updated at least annually, or in other Fund correspondence.

    If approved by shareholders, the revised Restrictions described in Proposals 2A through 2H will remain fundamental and, as such, cannot be changed without a further shareholder vote. On the other hand, if a proposed standardized Restriction is not approved by shareholders of a particular Fund, the current Restriction will remain in place as a fundamental restriction, and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in the Restriction.

PROPOSAL 2A:  TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING DIVERSIFICATION OF
              INVESTMENTS

DIVERSIFIED FUNDS

    Many of the Funds' current Restrictions concerning diversification of investments provide generally that the Fund cannot purchase the securities of an issuer if the purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Fund's portfolio. Most Funds apply this limitation to 75% of their total assets (and the Money Market Funds apply this limitation to 100% of their total assets). These Funds express this Restriction in a variety of ways. It is proposed that shareholders approve new language standardizing this Restriction.

    Most of the Funds have elected to be "diversified" open-end management investment companies under the 1940 Act, which requires that the 5% of assets and 10% of outstanding voting securities tests described above apply to 75% of the total assets of the Fund. The current Restrictions of J.P. Morgan Federal Money Market, J.P. Morgan Institutional Federal Money Market and J.P. Morgan Institutional Service Federal Money Market Funds are generally more restrictive than required by the 1940 Act. The primary purpose of the proposed change with respect to these Funds is to allow the Funds to respond more quickly to changes in money market standards as well as other legal and regulatory changes without the cost of holding a shareholder meeting. The proposed change would allow these Funds the flexibility to purchase larger amounts of issuers' securities when their investment adviser deems an opportunity attractive and in accordance with 1940 Act rules applicable to money market funds.

    With respect to those Funds currently applying the 1940 Act "diversified" standard, the amendment of the fundamental Restriction will allow such Funds to respond more quickly to changes of that standard, as well as to other legal, regulatory, and market developments, without the delay or expense of a shareholder vote. The amendment of the fundamental Restriction would also standardize the Restrictions across the Funds. Adoption of this change is not expected to materially affect the operation of the Funds.

NON-DIVERSIFIED FUNDS

    J.P. Morgan Japan Equity, J.P. Morgan Institutional Japan Equity and J.P. Morgan Institutional International Bond, J.P. Morgan New York Total Return Bond, J.P. Morgan Institutional New York Total Return Bond, J.P. Morgan Emerging Markets Debt and J.P. Morgan California Bond Funds are classified as "non-diversified" under the 1940 Act and therefore are not subject to the 1940 Act requirement. For these Funds, no change is being proposed.

    No Fund is changing its current classification from diversified to non-diversified or vice versa. Each diversified Fund's fundamental Restriction will be replaced with the following fundamental Restriction:

       "The Fund may not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940."

PROPOSAL 2B:  TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING CONCENTRATION OF A
              FUND'S ASSETS IN A PARTICULAR INDUSTRY

    All of the Funds currently have a Restriction concerning the concentration of investments in a particular industry. The staff of the Securities and Exchange Commission ("SEC") takes the position that a mutual fund "concentrates" its investments in a particular industry if more than 25% of the mutual fund's assets (exclusive of cash and U.S. government securities) are invested in the securities of issuers in such industry. The Restrictions generally embody the SEC staff interpretation by stating that a Fund will not concentrate its investments in a particular industry by investing more than 25% of its assets, exclusive of cash and U.S. Government securities, in securities of issuers in any one industry. Additionally, those Funds that are money market funds currently exclude investments in negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. branches of U.S. banks for purposes of industry concentration.

    Shareholders of the Funds are being requested to approve an amendment of the foregoing fundamental Restriction. As proposed, each Fund's current fundamental Restriction regarding concentration of the Fund's assets in a particular industry will be replaced by the following fundamental Restriction:

       "The Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC except that in the case of J.P. Morgan Prime Money Market, J.P. Morgan Institutional Prime Money Market and Service Prime Money Market Funds and the Managers Fund, this restriction does not apply to instruments considered to be domestic bank money market instruments."

    The purpose of the proposed amendment is to allow for future investment flexibility in response to changes in regulatory requirements, for example, if the SEC increased the current 25% concentration limitation, without the necessity of a further shareholder vote. Adoption of this change is not expected to materially affect the operation of the Funds.

PROPOSAL 2C:  TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING THE ISSUANCE OF
              SENIOR SECURITIES

    The Funds' current Restrictions regarding the issuance of senior securities generally state that a Fund shall not issue any senior security or state the criteria under which a security is deemed not to be a senior security as described in Exhibit C.

    The proposed Restriction clarifies that the Funds may issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally an obligation of a Fund which has a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing any senior securities with limited exceptions; however, under current SEC staff interpretations, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction that obligates a Fund to pay money at a future date (E.G., the purchase of securities to be settled on a date that is farther away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. Funds currently engage and would engage in transactions that could be considered to involve "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

    It is proposed that shareholders approve replacing the Funds' current Restrictions concerning the issuance of senior securities with the following fundamental Restriction governing the issuance of senior securities:

       "The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder."

    The primary purpose of this proposed change is to standardize the Funds' Restrictions regarding senior securities.

    Reverse Repurchase Agreements that are supported by segregated assets ("covered") in compliance with guidance from the SEC or its staff are not considered to be senior securities and may be entered into without limit. Please see the proposed amendment to the borrowing Restriction (Proposal 2D) inasmuch as the topics are interrelated.

    Adoption of the proposed Restriction concerning senior securities is not expected to materially affect the operation of the Funds. However, adoption of a standardized Restriction will allow the Funds to respond to legal, regulatory and market developments which may make the use of permissible senior securities advantageous to the Funds and their shareholders.

PROPOSAL 2D:  TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING BORROWING

    The Restrictions for Funds with the most restrictive provisions concerning borrowing state that a Fund shall not borrow money except in an amount not in excess of 10% of the total assets of the Fund, and then only for emergency and extraordinary purposes. Some Funds have broader borrowing authority. When reviewing your Fund(s)' policies on borrowings as set forth in Exhibit C, you should also review your Fund(s)' policies on the issuance of senior securities and reverse repurchase agreements since the topics are interrelated.

    In general, under the 1940 Act, a Fund may not borrow money, except that (i) a Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), (ii) a Fund may borrow up to 5% of its total assets for temporary purposes, (iii) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and
(iv) a Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its current prospectus and statement of additional information, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. Reverse repurchase agreements that are not covered are both senior securities and considered to be borrowings and will not be entered into. Reverse repurchase agreements that are "covered" are neither senior securities nor a form of borrowing and may be entered into without limit if the proposed restriction is adopted. (See the discussion under Proposal 2C above.)

    It is proposed that shareholders approve replacing the Funds' current Restrictions regarding borrowing with the following Restriction:

       "The Fund may not borrow money, except to the extent permitted by applicable law."

    The primary purpose of the proposed change to the Restriction concerning borrowing is to standardize the Restriction and conform it to the current regulatory requirements and evolving market environment.

    While the proposed Restriction is more liberal, adoption of the proposed Restriction is not expected to materially affect the operations of the Funds. However, many of the Funds' current Restrictions restrict borrowing to a lower percentage of total assets than the 33 1/3% permitted under the 1940 Act. In addition, certain funds are currently prohibited from purchasing securities while borrowings representing more than 5% of total assets are outstanding. The proposed Restriction would allow a Fund to purchase a security while borrowings represent more than 5% of total assets. While the Funds have no current intention to purchase securities while borrowings represent more than 5% of total assets, the flexibility to purchase securities in such circumstances may be beneficial to a Fund under certain circumstances. This may be considered a form of indirect leverage. Even though the Advisor does not intend to borrow specifically to purchase securities, purchasing securities when borrowings incurred for other purposes remain outstanding has a similar effect to leveraging the Portfolio.

PROPOSAL 2E:  TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING UNDERWRITING

    Each Fund is currently subject to a Restriction concerning underwriting. The Restrictions generally provide that a Fund shall not underwrite any securities. It is proposed that shareholders approve replacing the current Restriction with the following Restriction concerning underwriting:

       "The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act."

    The primary purpose of the proposed change is to clarify that the Funds are not prohibited from selling securities if, as a result of the sale, the Funds would technically be considered underwriters under the federal securities laws. It is also intended to standardize the Funds' Restrictions regarding underwriting. While the proposed change will have no current impact on the Funds, adoption of the proposed Restriction will advance the goals of standardization.

PROPOSAL 2F:  TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING INVESTMENT IN REAL
              ESTATE

    Each Fund currently has a Restriction concerning the purchase of real estate. In general, the Restrictions state that a Fund shall not purchase or sell real estate. This Restriction does not currently preclude investment in securities of issuers that deal in real estate.

    Shareholders are being asked to approve amendments of these Restrictions in order to clarify the types of investments in which the Funds are authorized to invest and to standardize the Funds' Restrictions concerning real estate. As proposed, the Funds' current Restrictions relating to investment in real estate will be replaced by the following Restriction:

       "The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) in the case of the fixed income funds and J.P. Morgan Diversified and J.P. Morgan Institutional Diversified Funds make direct investments in mortgages."

    The adoption of this proposal would allow the fixed income funds and Diversified Funds, most of which are currently prohibited from investing in direct mortgages, to do so in the future. The proposed Restriction would also make it explicit that a Fund may acquire a security or other instrument whose payments of interest and principal may be secured by real property with a right to foreclose on real estate, in the event of default. Investments in these securities are, of course, subject to the Fund's investment objective and policies and to other Restrictions, such as diversification and concentration.

    These investment opportunities can provide attractive potential yields compared to other investments. However, to the extent that a Fund buys securities and instruments of companies in the real estate business or invests directly in mortgages, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies. Direct investments in mortgages and securities directly or indirectly secured by real estate are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities and prevent the Fund from taking advantage of such higher yields. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property, such as the possibility of fluctuation in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Advisor. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

    It is anticipated that upon approval of this proposal, J.P. Morgan and J.P. Morgan Institutional Short Term Bond, Bond, Tax Exempt Bond, New York Total Return Bond and Diversified Funds, J.P. Morgan Emerging Markets Debt Fund, J.P. Morgan Institutional Bond Fund--Ultra, J.P. Morgan Institutional International Bond Fund and J.P. Morgan California Bond Fund may enter into direct mortgages. Only J.P. Morgan and J.P. Morgan Institutional Short Term Bond, Diversified and Bond Funds and J.P. Morgan Institutional Bond Fund--Ultra intend to do so at this time. J.P. Morgan and J.P. Morgan Institutional Tax Exempt and New York Total Return Bond Funds, J.P. Morgan Emerging Markets Debt Fund and J.P. Morgan Institutional International Bond Fund and J.P. Morgan California Bond Fund would be able to enter into direct mortgages, but currently do not intend to do so.

PROPOSAL 2G:  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
              COMMODITIES

    The Funds currently are subject to various Restrictions concerning commodities, and certain Funds' Restrictions concerning commodities also include Restrictions with respect to various option transactions. The Restrictions of the Funds that are money market funds prohibit engaging in commodities and option transactions. Certain other Funds' Restrictions (J.P. Morgan and J.P. Morgan Institutional Short Term Bond, Bond, Tax Exempt Bond, U.S. Equity, U.S. Small Company and International Equity Funds) prohibit the purchase or sale of commodities or commodity contracts except that the Funds may for hedging purposes buy or sell futures contracts and buy put and call options. Certain Funds' (the Funds which are the money market funds, J.P. Morgan and J.P. Morgan Institutional Short Term Bond, Bond, Diversified, U.S. Equity and International Equity Funds) Restrictions with respect to commodities also specifically prohibit purchasing interests in oil, gas or mineral exploration or development programs.

    It is proposed that shareholders approve replacing the current Restrictions with the following Restriction concerning commodities:

       "The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities."

    The proposed Restriction is intended to standardize the Funds' Restriction on purchasing and selling commodities and expand the ability of certain Funds to engage in futures and options transactions. Currently, certain of the Funds' investment restrictions permit such Funds to use futures and options for hedging purposes only. The proposed Restriction if adopted will permit the J.P. Morgan and J.P. Morgan Institutional Short Term Bond, Bond, Tax Exempt Bond, U.S. Equity, U.S. Small Company and International Equity Funds to take advantage of potential risk management opportunities and techniques. The proposed Restriction will also eliminate certain Funds' prohibition regarding purchasing interests in oil, gas, or mineral exploration or development programs, consistent with Proposal 2I's purpose.

    The use of derivatives involves market and other risks. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of any initial payment made or received by the Fund. Derivatives may sometimes increase or leverage the Fund's exposure to a particular market risk. In addition to market risks, leverage may enhance the price volatility of the Fund's net asset value. If the Fund enters into futures contracts or swap agreements, writes options, engages in certain foreign currency exchange transactions, or enters into certain other types of transactions that could be viewed as leveraging, it is required by applicable policies of the SEC staff to maintain a segregated account consisting of cash or liquid assets or to otherwise maintain "cover" which may partially offset the leverage inherent in these transactions. Over-the-counter derivatives, including swap agreements, also involve a risk that the counterparty will fail to perform its contractual obligations. Some derivatives may have a limited or no trading market. Illiquid derivatives may be difficult to value due to the unavailability of reliable broker quotes for these contracts.

    If the proposed amendment is approved, all Funds will then have the ability to purchase and sell (write) put and call options and to enter into futures contracts and options on futures contracts for risk management and other non-hedging purposes. Examples of non-hedging risk management strategies include increasing a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries and effectively increasing the duration of a bond portfolio by purchasing futures contracts on fixed income securities. Such risk management techniques, unlike other non-hedging derivative strategies, are not intended to be speculative but, like all leveraged transactions, they involve the possibility of losses as well as gains that are greater than the purchase and sale of the underlying securities. If this proposal is adopted, the Funds which are the money market funds will theoretically have the ability to enter into futures contracts and related option contracts and to utilize other derivatives. However, money market funds are prohibited from engaging in such transactions by current regulations. For the Funds currently allowed to utilize derivatives for hedging and risk management purposes, these changes will have no effect on the management style but would advance the goal of standardization.

    Adoption of this proposal will not affect any Fund's policy on investments in foreign currencies or currency contracts.

PROPOSAL 2H:  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING LENDING

    The Funds' current Restrictions concerning lending state generally that a Fund may not make direct loans but may purchase and hold debt securities and may lend portfolio securities in accordance with the Funds' investment objectives and policies.

    It is proposed that shareholders approve the replacement of the foregoing Restriction with the following amended fundamental Restriction concerning lending:

       "The Fund may make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law."

    The proposed Restriction would permit the Funds to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party. Loans may be made to companies, governments and other borrowers, including one or more Funds or Portfolios. These types of investments may have additional risks beyond conventional debt securities, because they may provide less legal protection for the Fund, or because there may be a requirement that the Fund supply additional cash to a borrower on demand, in particular in the event of default by the borrower. In the event of a default, the Fund may take possession of collateral, with its attendant risks. The Advisor will evaluate the creditworthiness of prospective borrowers to reduce the risk of default.

    An amendment to this Restriction is also consistent with Proposal 2F pursuant to which the Funds would be permitted to enter into direct mortgage arrangements, and the adoption of the proposed standardized Restriction would allow the Funds to take advantage of potentially attractive yields as compared to other investments.

PROPOSAL 2I:  RECLASSIFICATION AS NONFUNDAMENTAL OF ALL CURRENT FUNDAMENTAL
              RESTRICTIONS OTHER THAN THE FUNDAMENTAL RESTRICTIONS DESCRIBED IN THE FOREGOING PROPOSALS 2A THROUGH 2H.

    Like all mutual funds, when the Funds were established the Trustees adopted certain investment Restrictions that would govern the efforts of the Funds to achieve their respective investment objectives. Some of these Restrictions were designated as "fundamental" and, as such, may not be changed unless the change has first been approved by the Trustees and then by the shareholders of the relevant Fund. Many of the Funds' investment restrictions were required to be classified as fundamental under the securities laws of various states. Since October 1996, all state securities laws and regulations regarding fundamental investment restrictions have been preempted by federal law and no longer apply.

    The Funds' Restrictions were established to reflect certain regulatory, business or industry conditions as they existed at the time a Fund was established. Many such conditions no longer exist. The 1940 Act requires only that the Restrictions discussed in Proposals 2A through 2H above be classified as fundamental.

    Nonfundamental Restrictions may be changed or eliminated by a Fund's Trustees at any time WITHOUT APPROVAL OF THE FUND'S SHAREHOLDERS. The current Restrictions which are not being standardized in Proposals 2A through 2H will be reclassified as nonfundamental if this proposal is approved. Some of these restrictions will be eliminated or amended after their classification as "NF" has been approved. Current Restrictions proposed to be reclassified as nonfundamental are shown in Exhibit C by an "NF" (to be reclassified as Non-Fundamental), by an "E" (to be eliminated) or by an "NFA" (to be reclassified as Non-Fundamental and amended). You will find the page(s) in which your Fund's(s') Restrictions are described in the index at the beginning of Exhibit C. Exhibit B lists for your Funds the standardized Non-Fundamental) Investment Restrictions applicable to your Fund's(s') following approval of this proposal.

Below is a summary of the investment policy changes that are expected to result from the amendment or elimination of the nonfundamental restrictions.

SHORT SALES

    It is anticipated that upon approval of Proposal 2I nonfundamental restrictions related to short sales will be amended for all Funds except for J.P. Morgan and J.P. Morgan Institutional Prime Money Market, Tax Exempt Money Market and Federal Money Market Funds and J.P. Morgan Institutional Treasury Money Market, Service Prime Money Market, Service Tax Exempt Money Market, Service Federal Money Market and Service Treasury Money Market Funds to enable the Funds to engage in "covered" short sales. Each of these Funds may sell any security short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or if it covers such short sales as required by the current rules or positions of the SEC or its staff. Transactions in futures contracts and options shall not constitute selling securities short.

INVESTMENTS IN OTHER AFFILIATED FUNDS

    The Funds have submitted an exemptive application to the SEC requesting permission to invest more than 5% of a Fund's assets in other J.P. Morgan, J.P. Morgan Institutional or J.P. Morgan Series Trust Funds. Upon approval of Proposal 2I and the granting of exemptive relief by the SEC, certain Funds intend to invest in other Funds to achieve asset allocation goals more efficiently, and each Fund may invest in one or more of the money market Funds, to more efficiently invest in money market instruments.

    None of these proposed changes will alter any Fund's investment objective. Indeed, the Trustees believe that approval of the reclassification of fundamental Restrictions to nonfundamental Restrictions will enhance the ability of the Funds to achieve their respective investment objectives because the Funds will have greater investment management flexibility to respond to changing market, industry or regulatory conditions without the uncertainty, delay and expense associated with the solicitation of shareholder approval.

RECOMMENDATION OF TRUSTEES

    The Trustees have reviewed the potential benefits associated with the proposed standardization of the Funds' fundamental Restrictions (Proposals 2A through 2H) as well as the potential benefits associated with the reclassification of certain of the Funds' other Restrictions to nonfundamental, the elimination of certain Restrictions and the amendment and reclassification of others (Proposal 2I).

    The Trustees of each Trust voted to approve the proposed standardization of the Funds' fundamental Restrictions (Proposals 2A through 2H) and the reclassification from fundamental to nonfundamental or the elimination or amendment of certain of the Funds' other Restrictions (Proposal 2I). In making this recommendation, the Trustees considered that the Funds and their corresponding Portfolios remain subject to specific restrictions under the 1940 Act and the Internal Revenue Code, which limit certain investments and strategies, but do not eliminate risk.

    At a meeting of the Trustees of The Managers Funds called for the purpose on March 9, 1998, the Trustees of The Managers Funds voted to approve the changes to the Managers Fund's fundamental Restrictions (Proposals 2A through 2H) and the reclassification from fundamental to nonfundamental or the elimination of certain of the Funds' other Restrictions (Proposal 2I). The Trustees also recommended that shareholders vote in favor of the corresponding changes for the Prime Money Market Portfolio's fundamental Restrictions. In making this recommendation, the Trustees considered that as money market funds, the Managers Fund, and its corresponding Portfolio, are subject to detailed restrictions under the 1940 Act on the types of investments they can make and practices that they can engage in, so that the proposed changes are not likely to have a material effect on the operations of the Fund or the Portfolio. The Trustees also considered the advantages to the Managers Fund and its shareholders from investing in the Portfolio, and the fact that if the Managers Fund does not approve the proposed changes but the changes are approved at the Portfolio level, the Fund may not be able to continue to invest in the Portfolio.

REQUIRED VOTE

    With respect to each of the proposals regarding fundamental Restrictions (Proposals 2A through 2H), the affirmative vote of the holders of "a majority of the outstanding voting securities" of a Fund is required for approval of such change for such Fund and the reclassification of other fundamental Restrictions to nonfundamental (Proposal 2I). Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of a Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund ("1940 Act Majority").

    THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 2.

                                 PROPOSAL THREE

              RECLASSIFICATION AS NONFUNDAMENTAL OF THE INVESTMENT
        OBJECTIVE OF THOSE FUNDS WHOSE INVESTMENT OBJECTIVE IS CURRENTLY
                           CLASSIFIED AS FUNDAMENTAL

RECLASSIFICATION OF FUNDAMENTAL INVESTMENT OBJECTIVES AS NONFUNDAMENTAL

    Under the 1940 Act, a Fund's investment objective is not required to be classified as "fundamental." A fundamental investment objective may be changed only by vote of a Fund's shareholders. Nevertheless, certain Funds' investment objectives were established as fundamental in response to then current regulatory practices. In order to provide the Advisor with enhanced investment management flexibility to respond to market, industry or regulatory changes, the Advisor of these Funds proposed and the Trustees approved the reclassification from fundamental to nonfundamental of each such Fund's investment objective. A nonfundamental investment objective may be changed at any time by the Trustees of a Fund without approval by the Fund's shareholders.

    For a complete description of the investment objective(s) of your Fund(s), please consult your Fund(s)' prospectuses. The reclassification from fundamental to nonfundamental will not alter any Fund's investment objective, except that it is anticipated that, upon approval of this proposal, the investment objectives of J.P. Morgan and J.P. Morgan Institutional Short Term Bond Funds and New York Total Return Bond Funds will promptly be reclassified and changed as described below. If at any time in the future, the Trustees of a Fund approve a change in a Fund's nonfundamental investment objective, shareholders of such Fund will be given notice of such change prior to its implementation; however, if such a change were to occur, shareholders would not be asked to approve such change.

    If the reclassification of any Fund's investment objective from fundamental to nonfundamental is not approved by shareholders of a particular Fund, such Fund's investment objective will remain fundamental and shareholder approval will continue to be required prior to any change in investment objective.

    It is anticipated that upon approval of this proposal of the investment objective of J.P. Morgan and J.P. Morgan Institutional Short Term Bond Funds and New York Total Return Bond Funds will be replaced with the following:

          J.P. MORGAN AND
     J.P. MORGAN INSTITUTIONAL            CURRENT INVESTMENT OBJECTIVE         PROPOSED INVESTMENT OBJECTIVE
------------------------------------  ------------------------------------  ------------------------------------
Short Term Bond Fund                  To provide a high total return while  To provide a high total return,
                                      attempting to limit the likelihood    consistent with low volatility of
                                      of negative quarterly returns         principal

New York Total Return Bond Fund       To provide a high after tax total     To provide a high level of income
                                      return for New York residents         exempt from Federal, New York State
                                      consistent with moderate risk of      and local income taxes consistent
                                      capital                               with moderate risk of principal

    If this proposal is adopted, J.P. Morgan and J.P. Morgan Institutional New York Total Return Bond Funds plan on changing their names to J.P. Morgan and J.P. Morgan Institutional New York Tax Exempt Bond Funds.

RECOMMENDATION OF TRUSTEES

    The Trustees have considered the enhanced management flexibility to respond to market, industry or regulatory changes that would accrue to the Funds if each Fund's fundamental investment objectives were reclassified as nonfundamental. In addition, for J.P. Morgan and J.P. Morgan Institutional Short Term Bond Funds and New York Total Return Bond Funds, the Trustees have determined that changing the current investment objectives as stated above would clarify the investment objectives of the J.P. Morgan and J.P. Morgan Institutional Short Term Bond Funds and will emphasize the production of triple tax free income for J.P. Morgan and J.P. Morgan Institutional New York Total Return Bond Funds. In other words, the change of objective for the New York Total Return Bond Funds is expected to result in closer attention to triple tax free income, but is not otherwise expected to significantly affect the Funds' investments.

    The Trustees voted to approve the reclassification of the investment objective of each Fund currently classified as fundamental to nonfundamental as well as changing the investment objectives of J.P. Morgan and J.P. Morgan Institutional Short Term Bond Funds and New York Total Return Bond Funds.

REQUIRED VOTE

    The affirmative vote of the holders of a 1940 Act Majority is required to approve the reclassification of a Fund's investment objective from fundamental to nonfundamental.

    THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 3.

                                 PROPOSAL FOUR

          APPROVAL OF NEW AND SEPARATE INVESTMENT ADVISORY AGREEMENTS
         BETWEEN EACH FUND OR THE PORTFOLIO IN WHICH THE FUND INVESTS,
           AS APPLICABLE, AND J.P. MORGAN INVESTMENT MANAGEMENT INC.

    J.P. Morgan & Co. Incorporated ("JP Morgan") has proposed changing the investment advisor of each Fund of J.P. Morgan Series Trust and each of the portfolios in which the Feeder Funds invest from MGT to its affiliate, J.P. Morgan Investment Management Inc. ("JPMIM"). Both MGT and JPMIM are wholly owned subsidiaries of JP Morgan, all of which are located at 522 Fifth Avenue, New York, NY 10036. The proposed change would not affect the Funds' investments or other operations.

    JPMIM manages accounts for mutual funds, pension funds, and other institutional accounts. As of December 31, 1997, JPMIM managed approximately $221 billion in assets including approximately $20 billion in mutual fund assets, and was one of the top 7 out of 3,378 investment managers in the U.S. based on assets under management. With offices in London and Singapore, JPMIM draws from a worldwide resource base to provide comprehensive service to an international group of clients. Investment management activities in Japan, Australia, and Germany are carried out by affiliates such as J.P. Morgan Investment Management Australia Limited in Melbourne, and J.P. Morgan Investment GMBH in Frankfurt.

    If this proposal is approved, a new investment advisory agreement with JPMIM (the "New Agreement") will be adopted for each Portfolio and each Fund of J.P. Morgan Series Trust. The terms of the New Agreement are identical to the terms of the current investment advisory agreement (the "Current Agreement"), except for the name of the advisor and the date. A copy of the terms of investment advisory agreement is attached as Exhibit D. For each Portfolio, the contractual rate chargeable for investment advisory services will remain the same. Set forth in Exhibit E is the date of each Current Agreement, the rate of compensation thereunder and the fee paid to MGT during the last fiscal year (and any fee waivers), the date the agreement was last submitted to shareholders and the purpose of such submission, and the date each agreement was last continued in effect by the Trustees as well as a schedule of the fees paid to affiliates of the Advisor for each Fund's most recently completed fiscal year.

    In connection with each Fund's/Portfolio's approval of the New Agreement, its Trustees considered that the change in investment advisor will not result in any change in the investment objectives, policies, investment operations of a Fund/Portfolio because investment personnel providing investment services will not change. The Trustees also considered that the proposed change of investment advisor will not affect shareholder services or other business activities of the Funds as these are provided to the Funds under separate agreements. This change will also not affect the administration and shareholder services agreements between MGT and the Funds/Portfolios. The amount of payments by the Funds/Portfolios to MGT during the last fiscal year under the investment advisory agreements is also set forth in Exhibit E.

    While the change would not have any impact on Fund/Portfolio investment operations, it would bring the Funds'/Portfolios' advisory arrangements more in line with the current business alignment within Morgan and would also facilitate marketing efforts for the Funds. When the Funds started in the early 1980's, JP Morgan's U.S. investment operations were conducted by MGT. In response to developments in the market for asset management services and in light of evolving regulatory requirements and their respective franchises, MGT continues to be responsible for investments for Morgan's individual private banking clients and investment products designed for their use, and JPMIM advises institutional clients. In light of easing regulatory considerations and because mutual funds are similar to institutional accounts, JP Morgan is now proposing that the advisor be changed to JPMIM.

    The proposed changes would also facilitate marketing efforts designed to enable the Funds to grow. The names of the Trusts and the Funds thereof were recently changed to J.P. Morgan and J.P. Morgan Institutional Funds to take greater advantage of the name recognition accorded to JP Morgan and as a direct way of advising investors and potential investors of JP Morgan's roles in connection with these Funds. These marketing efforts could, however, be advanced even further with JPMIM as the advisor. The name J.P. Morgan Investment Management Inc. emphasizes the investment management business of JP Morgan. Because many potential investors access information about mutual funds by reference to the investment advisor, those familiar with JP Morgan, and not Morgan Guaranty Trust Company of New York, would upon accessing JP Morgan instead of Morgan Guaranty Trust Company of New York assume that, there are no available proprietary investment companies managed by JP Morgan.

    There are, of course, some differences between MGT and JPMIM. At December 31, 1997, JPMIM's capital was approximately $90 million, while MGT's at that date was over $10 billion. This difference reflects the substantial differences in the overall businesses in which the two affiliates are engaged. In addition, the two entities are subject to different regulatory requirements. JP Morgan has advised the Trustees that it does not expect these differences, discussed further below, to have any effect on Fund shareholders.

    The amount of an advisor's capital generally does not affect a fund's operations. There is no minimum capital required by law specifically for fund advisors, although MGT as a bank is subject to minimum capital requirements. Capital becomes relevant only when adverse financial developments or the incurrence of liabilities may adversely affect the ability of an advisor to operate its business. JP Morgan does not expect these circumstances to arise.

    The other difference between the Funds'/Portfolios' having JPMIM as advisor instead of MGT relates to technical regulatory requirements. JPMIM is an SEC registered investment adviser subject to the Investment Advisers Act of 1940 (the "Advisers Act"); as a bank affiliate, it is also subject to a variety of federal banking law provisions. MGT as a bank is not subject to the Advisers Act, but is subject to comprehensive regulation under federal and state banking laws. Although these regulatory schemes differ in their particulars and are enforced by separate regulatory bodies, their substance is so similar that a change in advisor to JPMIM is not expected to have any effect on Fund operations or shareholders. In any event, the provisions of the 1940 Act applicable to the relationship between the Funds and their advisor (whether MGT or JPMIM) are unaffected by the identity of the advisor.

    The directors and principal executive officers of JPMIM and their principal occupations are listed below.

NAME AND ADDRESS*                                           POSITION WITH JPMIM AND PRINCIPAL OCCUPATION
------------------------------------------------  ----------------------------------------------------------------
Keith M. Schappert..............................  President, Chairman, Director and Managing Director. **
Jeff M. Garrity.................................  Director and Managing Director. **
Isabel H. Sloane................................  Director and Managing Director. **
Kenneth W. Anderson.............................  Director and Managing Director. **
Gilbert Van Hassel..............................  Director and Managing Director. **
Akasaka Park Building
2-20, Akasaka 5-chome
Minato-ku, Tokyo, Japan
Hendrik Van Riel................................  Director and Managing Director.**
28 King Street
London, England SW1Y 6XA
John W. Schmidlin...............................  Director.
9 West 57th Street
New York, New York 10019
Michael E. Patterson+...........................  Director.
60 Wall Street
New York, New York 10260

------------------------
* Unless otherwise noted, the address for each is 522 Fifth Avenue, New York, NY 10036.

** Managing Director is an officer's title, and those who hold it are not necessarily directors of JPMIM.

+  Vice Chairman and Director of J.P. Morgan & Co. Incorporated

    The directors and principal executive officers of MGT, their addresses and their principal occupations are set forth in Exhibit F.

    Each of the Boards of Trustees, including the Trustees who are not "interested persons" approved the proposed Investment Advisory Agreements and the terms thereof.

REQUIRED VOTE

    With respect to each Fund of JPM Series Trust, the affirmative vote of the holders of a 1940 Act Majority is required to approve for such Fund the proposed change of investment advisor from MGT to JPMIM.

    With respect to each Portfolio, the affirmative vote of the holders of a 1940 Act Majority (based on the aggregate interests of all Feeder Funds that invest in such Portfolio) is required to approve for such Portfolio the proposed change of investment advisor from MGT to JPMIM.

    THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 4.

                                 PROPOSAL FIVE

          AMENDMENT OF THE DECLARATIONS OF TRUST OF J.P. MORGAN FUNDS
                      AND J.P. MORGAN INSTITUTIONAL FUNDS
             TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS

    The Board of Trustees has approved, and recommends that shareholders of J.P. Morgan Funds and J.P. Morgan Institutional Funds approve, a proposal to amend
Article VI, Section 6.8 of each Trust's Declaration of Trust (see Exhibit G). The amendment would provide voting rights based on a shareholder's total dollar interest in a Fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a Fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.

    Currently, under these Trusts' Declarations of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each Trust. The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a Trust has several funds, voting rights may have become disproportionate since the net asset value per share ("NAV") of the separate funds generally diverge over time.

    If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held. Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows a hypothetical example of this.

                                        $1,000 INVESTMENT IN
FUND          NET ASSET VALUE         TERMS OF NUMBER OF SHARES
-----         ---------------         -------------------------
 A                $10.00                        100.00
 B                $ 7.57                       132.100
 C                $10.93                        91.491
 D                $ 1.00                      1,000.00

    For example, Fund D shareholders would have ten times the voting power of Fund A shareholders, because a $1,000 investment in Fund D would buy ten times as many shares as a $1,000 investment in Fund
A. Accordingly, a one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares i.e., the number of Fund shares owned times the NAV per share. Their voting power would be proportionate to their economic interest, which J.P. Morgan believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.

    Article VI, Section 6.8 sets forth the method of calculating voting rights for all shareholder votes for J.P. Morgan Funds and J.P. Morgan Institutional Funds. If approved, Article VI, Section 6.8 will be amended as in Exhibit G (material to be added is underlined and material to be deleted is [bracketed]).

RECOMMENDATION OF TRUSTEES

    The Trustees of J.P. Morgan Funds and J.P. Morgan Institutional Funds have concluded that the proposal will benefit the Trusts and their shareholders. The Trustees of each Trust voted for the approval of the amendments to the Declaration of Trust. The amendment will become effective upon shareholder approval. If the proposal is not approved by the shareholders of a Trust,
Article VI, Section 6.8 of such Trust's Declaration of Trust will remain unchanged.

REQUIRED VOTE

    The affirmative vote of a majority of the outstanding voting securities as defined in the 1940 Act is required to approve the amendment to J.P. Morgan and J.P. Morgan Institutional Funds' Declaration of Trust to provide dollar-based voting rights for each shareholder of such Trust.

    THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 5.

                                  PROPOSAL SIX

                          RATIFICATION OF SELECTION OF
                     INDEPENDENT ACCOUNTANTS OF THE TRUSTS

    The 1940 Act requires that every registered investment company be audited at least once a year by independent accountants selected by its Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act). The 1940 Act also requires that the selection be submitted for ratification by shareholders at their next meeting following the selection.

    The Boards of Trustees of J.P. Morgan Funds, J.P. Morgan Institutional Funds and J.P. Morgan Series Trust (and the Board of Trustees of the Managers Fund, as it relates to the Portfolio) recommend that the shareholders of each Trust ratify the selection of Price Waterhouse LLP as independent accountants. Their selection was approved by the vote, cast in person, of a majority of the Trustees of each Trust. Price Waterhouse LLP has audited the accounts of each Trust since 1992 and does not have any direct financial interest or any material indirect interest in any Trust, MGT or JPMIM. A representative of Price Waterhouse LLP is expected to attend the Meeting and to have the opportunity to make a statement and to respond to appropriate questions from the shareholders.

REQUIRED VOTE

    The affirmative vote of the holders present at the Meeting, in person or by proxy, holding more than 50% of the voting securities of a Trust present at the Meeting is required to ratify the selection of the independent accountants for the Trust.

    THE TRUSTEES OF EACH TRUST RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 6.

                   VOTING INFORMATION CONCERNING THE MEETING

    Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of one third of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; however, abstentions and broker non-votes will have the effect of a vote against the proposal. A proxy may be revoked at any time before the Meeting by written notice to the Secretary of the appropriate Trust or the Managers Funds, as the case may be, at the applicable mailing address set forth on the cover page of this proxy statement, or by personally delivering such revocation to the Secretary at the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR the proposals described in this proxy statement.

    With respect to each Fund other than the Series Trust's Funds, each full share outstanding as of the Record Date is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. With respect to shares of the J.P. Morgan Series Trust, each dollar of net asset value (number of J.P. Morgan Series Trust shares of a class of a Fund owned times the net asset value per such share) shall be entitled to one vote on any matter on which such shares are entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. The number of shares of each Fund outstanding (and the net asset value per share with respect to each class of shares of J.P. Morgan Series Trust's Funds) as of the close of business on the Record Date is set forth in Exhibit H.

    Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of Morgan, its affiliates or other representatives of the Funds, including, in the case of the Managers Fund, by representatives of the Managers Funds (who will not be paid for their solicitation activities). D.F. King & Co., Inc. ("DF King") and its agents have been engaged by the Funds to assist in soliciting proxies, and may call shareholders to ask if they would be willing to authorize DF King to execute a proxy on their behalf authorizing the voting of their shares in accordance with the instructions given over the telephone by the shareholders. In addition, shareholders may call DF King at 1-800-290-6429 between the hours of 8:00 a.m. and 8:00 p.m. eastern time in order to initiate the processing of their votes by telephone. DF King will utilize a telephone vote solicitation procedure designed to authenticate the shareholder's identity by asking the shareholder to provide the last four digits of his or her social security number (in the case of an individual) or taxpayer identification number (in the case of an entity). The shareholder's telephone instructions will be implemented in a proxy executed by DF King and a confirmation will be sent to the shareholder to ensure that the vote has been authorized in accordance with the shareholder's instructions. Although a shareholder's vote may be solicited and cast in this manner, each shareholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card.

    In the event that a quorum is not present at the Meeting, or sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

    No Fund is required or intends to hold annual or other periodic meetings of shareholders except as may be required by the 1940 Act. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust or the Managers Funds, as the case may be, at the applicable address set forth on the cover of this proxy statement such that they will be received by the Trust or the Managers Funds, respectively, in a reasonable period of time prior to any such meeting.

    NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise each Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this proxy statement needed to supply copies to the beneficial owners of the respective shares.

                             ADDITIONAL INFORMATION

PAYMENT OF EXPENSES

    Each Fund will pay its allocable share of expenses of the preparation, printing and mailing to its shareholders of the proxy, accompanying notice of meeting and this proxy statement and any supplementary solicitation of its shareholders.

    It is expected that the cost of retaining DF King to assist in the proxy solicitation process will not exceed $50,000 which cost will be borne by the Funds.

BENEFICIAL OWNERSHIP

    Exhibit I contains information about the beneficial ownership by shareholders of five percent or more of each Fund's outstanding Shares, as of March 31, 1998. On that date, the existing Trustees and officers of the Funds, together as a group, "beneficially owned" less than 1.59% percent of each Fund's outstanding shares.

    The term "beneficial ownership" is as defined under Section 13(d) of the 1934 Act. The information as to beneficial ownership is based on statements furnished to each Fund by the existing Trustees, officers of such Fund, and/or on records of each Fund.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

    Each of the Funds will furnish, without charge, a copy of its most recent annual report (and most recent semi-annual report succeeding the annual report, if any) to a shareholder of the Fund upon request. Any such request should be directed to J.P. Morgan Funds Services at (800) 521-5411 for J.P. Morgan Funds,
(800) 766-7722 for J.P. Morgan Institutional Funds, (800) 521-5411 for J.P. Morgan Series Trust Select Shares, (800) 766-7722 for J.P. Morgan Series Trust Institutional Shares and (800) 835-3879 for the Managers Fund.

                                 OTHER BUSINESS

    The Boards do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

    THE TRUSTEES RECOMMEND APPROVAL OF EACH PROPOSAL AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSALS.

May 14, 1998

                                   EXHIBIT A
                        EXECUTIVE OFFICERS OF THE TRUSTS

    The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston Massachusetts 02109. Except as noted no Executive Officers of the Trusts own shares of the Funds.

    MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937. As of March 31, 1998, Mr. Healey owned, of record and beneficially, 303,302 shares of J.P. Morgan Institutional Global Strategic Income Fund, 7,287 shares of J.P. Morgan Bond Fund, 9,099 shares of J.P. Morgan Prime Money Market Fund, 6,108 shares of J.P. Morgan Tax Exempt Bond Fund, 5,100,936 shares of J.P. Morgan Tax Exempt Money Market Fund and 1,518 shares of J.P. Morgan U.S. Equity Fund.

    MARGARET W. CHAMBERS, Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959. Address: 60 State Street, Boston, MA 02109.

    MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Prior to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

    DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

    KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Prior to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

    CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. Prior to April 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

    MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Prior to August 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

    MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

    MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

    STEPHANIE D. PIERCE. Vice President and Assistant Secretary. Vice President, Client Development Manager for FDI since April, 1998. From April 1997 to March, 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Her date of birth is August 18, 1968. Address: 200 Park Avenue, 45th Floor, New York, NY 10166.

    GEORGE A. RIO, President and Treasurer of the Trust. Executive Vice President, Client Service Director of FDI (since April 1998). From June 1995 to March 1998, Mr. Rio was Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. From September 1983 to May 1994, Mr. Rio was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company. His date of birth is January 2, 1955. Address: 60 State Street, Boston, MA 02109.

    CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

    JOSEPH F. TOWER III; Vice President and Assistant Treasurer. Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Prior to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc. His date of birth is June 13, 1962.

                                   EXHIBIT B
                 PROPOSED STANDARDIZED FUNDAMENTAL RESTRICTIONS

1.         DIVERSIFICATION OF INVESTMENTS
           The Fund may not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

2.         CONCENTRATION OF A FUND'S ASSETS IN A PARTICULAR INDUSTRY
           The Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC except that in the case of J.P. Morgan Prime Money
           Market, J.P. Morgan Institutional Prime Money Market and Service Prime Money Market
           Funds and the Managers Fund, this restriction does not apply to instruments considered to be domestic bank money instruments.

3.         ISSUANCE OF SENIOR SECURITIES
           The Fund may not issue senior securities, except as permitted under the Investment
           Company Act of 1940 or any rule, order or interpretation thereunder.

4.         BORROWING
           The Fund may not borrow money, except to the extent permitted by applicable law.

5.         UNDERWRITING
           The Fund may not underwrite securities of other issuers, except to the extent that the
           Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act.

6.         INVESTMENT IN REAL ESTATE
           The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) in the case of the fixed income funds and
           J.P. Morgan Diversified and J.P. Morgan Institutional Diversified Funds make direct investments in mortgages.

7.         COMMODITIES
           The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8.         LENDING
           The Fund may make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law.

               PROPOSED STANDARDIZED NONFUNDAMENTAL RESTRICTIONS
                           FOR THE MONEY MARKET FUNDS

    The Fund may not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid.

    The Fund may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities.

    The Fund may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

               PROPOSED STANDARDIZED NONFUNDAMENTAL RESTRICTIONS
                         FOR THE NON-MONEY MARKET FUNDS

    The Fund may not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid.

    The Fund may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

    The Fund may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

                                   EXHIBIT C
                                     INDEX

                                                                                                                            PAGE C-
                                                                                                                            -------
J.P. MORGAN FUNDS
J.P. Morgan Prime Money Market Fund (JPMPMMF)...........................................................................       C-4
J.P. Morgan Tax Exempt Money Market Fund (JPMTEMMF).....................................................................       C-5
J.P. Morgan Federal Money Market Fund (JPMFMMF).........................................................................       C-6
J.P. Morgan Short Term Bond Fund (JPMSTBF)..............................................................................       C-8
J.P. Morgan Bond Fund (JPMBF)...........................................................................................      C-10
J.P. Morgan Tax Exempt Bond Fund (JPMTEBF)..............................................................................      C-11
J.P. Morgan New York Total Return Bond Fund (JPMNYTRBF).................................................................      C-13
J.P. Morgan Diversified Fund (JPMDF)....................................................................................      C-13
J.P. Morgan U.S. Equity Fund (JPMUSEF)..................................................................................      C-15
J.P. Morgan U.S. Small Company Fund (JPMUSSCF)..........................................................................      C-15
J.P. Morgan International Equity Fund (JPMIEF)..........................................................................      C-16
J.P. Morgan Emerging Markets Equity Fund (JPMEMEF)......................................................................      C-17
J.P. Morgan European Equity Fund (JPMEEF)...............................................................................      C-17
J.P. Morgan Japan Equity Fund (JPMJEF)..................................................................................      C-18
J.P. Morgan Disciplined Equity Fund (JPMDEF)............................................................................      C-19
J.P. Morgan International Opportunities Fund (JPMIOF)...................................................................      C-19
J.P. Morgan Global Strategic Income Fund (JPMGSIF)......................................................................      C-20
J.P. Morgan Emerging Markets Debt Fund (JPMEMDF)........................................................................      C-21
J.P. Morgan U.S. Small Company Opportunities Fund (JPMUSSCOF)...........................................................      C-22

J.P. MORGAN INSTITUTIONAL FUNDS
J.P. Morgan Institutional Prime Money Market Fund (JPMIPMMF)............................................................       C-4
J.P. Morgan Institutional Service Prime Money Market Fund (JPMISPMMF)...................................................       C-4
J.P. Morgan Institutional Tax Exempt Money Market Fund (JPMITEMMF)......................................................       C-5
J.P. Morgan Institutional Service Tax Exempt Money Market Fund (JPMISTEMMF).............................................       C-5
J.P. Morgan Institutional Federal Money Market Fund (JPMIFMMF)..........................................................       C-6
J.P. Morgan Institutional Service Federal Money Market Fund (JPMISFMMF).................................................       C-6
J.P. Morgan Institutional Treasury Money Market Fund (JPMITMMF).........................................................       C-7
J.P. Morgan Institutional Short Term Bond Fund (JPMISTBF)...............................................................       C-8
J.P. Morgan Institutional Bond Fund (JPMIBF)............................................................................      C-10
J.P. Morgan Institutional Bond Fund--Ultra (JPMIBF-U)...................................................................      C-10
J.P. Morgan Institutional Tax Exempt Bond Fund (JPMITEBF)...............................................................      C-11
J.P. Morgan Institutional New York Total Return Bond Fund (JPMINYTRBF)..................................................      C-13
J.P. Morgan Institutional Diversified Fund (JPMIDF).....................................................................      C-13
J.P. Morgan Institutional U.S. Equity Fund (JPMIUSEF)...................................................................      C-15
J.P. Morgan Institutional U.S. Small Company Fund (JPMIUSSCF)...........................................................      C-15
J.P. Morgan Institutional International Equity Fund (JPMIIEF)...........................................................      C-16
J.P. Morgan Institutional Emerging Markets Equity Fund (JPMIEMEF).......................................................      C-17
J.P. Morgan Institutional European Equity Fund (JPMIEEF)................................................................      C-17
J.P. Morgan Institutional International Bond Fund (JPMIIBF).............................................................      C-18

                                                                                                                            PAGE C-
                                                                                                                            -------
J.P. Morgan Institutional Japan Equity Fund (JPMIJEF)...................................................................      C-18
J.P. Morgan Institutional Disciplined Equity Fund (JPMIDEF).............................................................      C-19
J.P. Morgan Institutional International Opportunities Fund (JPMIIOF)....................................................      C-19
J.P. Morgan Institutional Global Strategic Income Fund (JPMIGSIF).......................................................      C-20

J.P. MORGAN SERIES TRUST
The Tax Aware U.S. Equity Fund (JPMSTAUSEF).............................................................................      C-23
The Tax Aware Disciplined Equity Fund (JPMSTADEF).......................................................................      C-23
The California Bond Fund (JPMSCBF)......................................................................................      C-23

THE MANAGERS FUND.......................................................................................................       C-1

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

"S": Fundamental Restriction to be Standardized
"NF": Fundamental Restriction to be Reclassified as Non-Fundamental
"E": Fundamental Restriction to be Eliminated
"NFA": Fundamental Restriction to be Reclassified as Non-Fundamental and Amended

JPMPMMF, JPMIPMMF, JPMISPMMF and the MANAGERS FUND may not:

NF 1. Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

E 2. Enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements;

S 3. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Fund's total assets, taken at cost, at the time of such borrowing. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements;

S 4. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. This limitation shall not apply to issues of the U.S. Government, its agencies or instrumentalities and to permitted investments of up to 25% of the Fund's total assets;

S 5. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities, negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. branches of U.S. banks;

S 6. Make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies;

S 7. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts;

NFA 8. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

NFA 9. Acquire securities of other investment companies, except as permitted by the 1940 Act;

S    10. Act as an underwriter of securities; or

S 11. Issue senior securities, except as may otherwise be permitted by the foregoing investment restrictions or under the 1940 Act or any rule, order or interpretation thereunder.

JPMTEMMF, JPMITEMMF AND JPMISTEMMF may not:

S 1. Borrow money, except from banks for temporary, extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets, provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision, for example, facilitates the orderly sale of portfolio securities in the event of abnormally heavy redemption requests or in the event of redemption requests during periods of tight market supply. This provision is not for leveraging purposes;

S 2. Invest more than 25% of its total assets in securities of governmental units located in any one state, territory, or possession of the United States. The Fund may invest more than 25% of its total assets in industrial development and pollution control obligations whether or not the users of facilities financed by such obligations are in the same industry;(1)

E 3. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history;

S 4. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer, provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. Each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenues of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;(2)

------------------------
(1) Pursuant to an interpretation of the staff of the SEC, the Fund may not invest more than 25% of its assets in industrial development bonds in projects of similar type or in the same state. The Fund shall comply with this interpretation until such time as it may be modified by the staff of the SEC.

(2) For purposes of interpretation of Investment Restriction No. 4 "guaranteed by another entity" includes credit substitutions, such as letters of credit or insurance, unless the Advisor determines that the security meets the Fund's credit standards without regard to the credit substitution.

S 5. Make loans, except through the purchase or holding of debt obligations, repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies;

S 6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased; real estate; commodities; commodity contracts; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase municipal bonds, notes or commercial paper secured by interests in real estate;

NFA 7. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delayed delivery;

NFA 8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

S    9. Act as an underwriter of securities; or

S 10. Issue senior securities, except as may otherwise be permitted by the foregoing investment restrictions or under the 1940 Act or any rule, order or interpretation thereunder.

JPMFMMF, JPMIFMMF AND JPMISFMMF may not:

S 1. Enter into reverse repurchase agreements which together with any other borrowing exceeds in the aggregate one-third of the market value of the Fund's or the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements;

S 2. Borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's or the Portfolio's total assets, taken at cost at the time of such borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Fund's and the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements). Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts up to 10% of the value of the Fund's or the Portfolio's net assets at the time of such borrowing. The Fund or the Portfolio will not purchase securities while borrowings exceed 5% of the Fund's or the Portfolio's total assets, respectively; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes;

S 3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's or the Portfolio's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. This limitation also shall not apply to issues of the U.S. Government and repurchase agreements related thereto;

S 4. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the Fund's or the Portfolio's total assets; provided, however, that the Fund may invest all or part of its assets in an open-end management investment company with the same investment objective and restrictions as the Fund. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities and repurchase agreements related thereto;

S 5. Make loans, except through purchasing or holding debt obligations, repurchase agreements, or loans of portfolio securities in accordance with the Fund's or the Portfolio's investment objective and policies;

S 6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts or interests in oil, gas, or mineral exploration or development programs;

NF 7. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

NFA 8. Acquire securities of other investment companies, except as permitted by the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the Fund's assets in an open-end management investment company with the same investment objective and restrictions as the Fund;

S    9. Act as an underwriter of securities; or

S 10. Issue senior securities, except as may otherwise be permitted by the foregoing investment restrictions or under the 1940 Act or any rule, order or interpretation thereunder.

JPMITMMF may not:

S 1. Enter into reverse repurchase agreements which together with any other borrowing exceed in the aggregate one-third of the market value of the Fund's or the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements;

S 2. Borrow money, except in amounts not to exceed one third of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and
     (iv) pursuant to reverse repurchase agreements entered into by the Fund.(3)

S 3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's or the Portfolio's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same

------------------------
(3) Although the Fund is permitted to fulfill plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, the Fund has no current intention of engaging in this form of leverage.

     investment objective and restrictions as the Fund. This limitation also shall not apply to issues of the U.S. Government and repurchase agreements related thereto;

S 4. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the Fund's or the Portfolio's total assets; provided, however, that the Fund may invest all or part of its assets in an open-end management investment company with the same investment objective and restrictions as the Fund. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities and repurchase agreements related thereto;

S 5. Make loans, except through purchasing or holding debt obligations, repurchase agreements, or loans of portfolio securities in accordance with the Fund's or the Portfolio's investment objective and policies (see "Investment Objectives and Policies");

S 6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts or interests in oil, gas, or mineral exploration or development programs;

NF 7. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

NFA 8. Acquire securities of other investment companies, except as permitted by the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the Fund's assets in an open-end management investment company with the same investment objective and restrictions as the Fund;

S    9. Act as an underwriter of securities; or

S 10. Issue senior securities, except as may otherwise be permitted by the foregoing investment restrictions or under the 1940 Act or any rule, order or interpretation thereunder.

JPMSTBF AND JPMISTBF may not:

S 1. Purchase securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

S 2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

S 3. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to permitted investments of up to 25% of the Fund's total assets;

S 4. Borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Fund's or the Portfolio's total assets, taken at cost at the time of such borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Fund's and the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements). The Fund will not mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 30% of the value of the Fund's or the Portfolio's net assets at the time of such borrowing. The Fund or the Portfolio will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

S 5. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which the Fund is permitted to incur pursuant to Investment Restriction No. 4 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" section of the Statement of Additional Information shall not be considered senior securities for purposes hereof;

S 6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies;

S 7. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts, except for the Fund's interests in hedging activities as described under "Investment Objectives and Policies" section of the Statement of Additional Information; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts, and purchase instruments secured by real estate or interests therein;

NFA 8. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except to obtain such short-term credit as necessary for the clearance of purchases and sales of securities; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

NFA 9. Acquire securities of other investment companies, except as permitted by the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the Fund's assets in an open-end management investment company with the same investment objective and restrictions as the Fund; or

S    10. Act as an underwriter of securities.

JPMBF, JPMIBF AND JPMIBF-U may not:

S 1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction No. 8. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to 30% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

S 2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

S 3. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to permitted investments of up to 25% of the Fund's total assets;

S 4. Purchase securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

S 5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies;

S 6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, commodity contracts, except for the Fund's interest in hedging activities as described under "Investment Objectives and Policies" section of the Statement of Additional Information; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

NFA 7. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except in the course of the Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

S 8. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which the Fund is permitted to incur pursuant to Investment Restriction No. 1 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" section of the Statement of Additional Information shall not be considered senior securities for purposes hereof;

NFA 9. Acquire securities of other investment companies, except as permitted by the 1940 Act; or

S    10. Act as an underwriter of securities.

JPMTEBF AND JPMITEBF may not:

S 1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

S 2. Purchase securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. Each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenue of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer.(5) This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

S 3. Invest more than 25% of its total assets in securities of governmental units located in any one state, territory, or possession of the United States. The Fund may invest more than 25% of its total assets in industrial developments and pollution control obligations whether or not the users of facilities financed by such obligations are in that same industry;(6)

E 4. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors);

S 5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies;

S 6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased; real estate; commodities; commodity contracts, except for the Fund's interests in hedging activities as described under "Investment Objectives and Policies" section of the Statement of Additional Information; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase municipal bonds, notes or commercial paper secured by interests in real estate;

NFA 7. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of the Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

S 8. Issue any senior security, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction No. 1. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" section of the Statement of Additional Information shall not be considered senior securities for purposes hereof;

NFA 9. Acquire securities of other investment companies, except as permitted by the 1940 Act; or

S    10. Act as an underwriter of securities.

------------------------
(5) For purposes of interpretation of Investment Restriction No. 2, "guaranteed by another entity" includes credit substitutions, such as letters of credit or insurance, unless the Advisor determines that the security meets the Fund's credit standards without regard to the credit substitution.

(6) Pursuant to an interpretation of the staff of the SEC, the Fund may not invest more than 25% of its assets in industrial development bonds in projects of similar type or in the same state. The Fund shall comply with this interpretation until such time as it may be modified by the staff of the SEC.

JPMNYTRBF AND JPMINYTRBF may not:

S 1. Purchase any security if, as a result, more than 25% of the value of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

S 2. Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in total do not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time any borrowings come to exceed 33 1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation;

S 3. Make loans to other persons, except through the purchase of debt obligations, loans of portfolio securities, and participation in repurchase agreements;

S 4. Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the Fund may purchase or sell futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

S 5. Purchase or sell real estate, but the Fund may purchase or sell securities that are secured by real estate or issued by companies (including real estate investment trusts) that invest or deal in real estate;

S 6. Underwrite securities of other issuers, except to the extent the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

S 7. Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder; or

NFA 8. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

JPMDF AND JPMIDF may not:

S 1. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

S 2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

S 3. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to permitted investments of up to 25% of the Fund's total assets;

S 4. Borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Fund's or the Portfolio's total assets, taken at cost at the time of such borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Fund's and the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements). The Fund will not mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 30% of the value of the Fund's or the Portfolio's net assets at the time of such borrowing. The Fund or the Portfolio will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's use of futures contracts and options are not deemed to be a pledge of assets;

S 5. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which the Fund is permitted to incur pursuant to Investment Restriction No. 4 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. The Fund's arrangements in connection with its use of futures contracts and options shall not be considered senior securities for purposes hereof;

S 6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies;

S 7. Purchase or sell commodities or commodity contracts, but this restriction shall not prohibit the Fund from purchasing or selling futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or entering into foreign currency forward contracts; or purchase or sell real estate or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts, and purchase instruments secured by real estate or interests therein;

NFA 8. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except to obtain such short term credit as necessary for the clearance of purchases and sales of securities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities or to restrict the Fund's use of futures contracts or options;

NFA 9. Acquire securities of other investment companies, except as permitted by the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the Fund's assets in an open-end management investment company with the same investment objective and restrictions as the Fund; or

S    10. Act as an underwriter of securities.

JPMUSEF, JPMIUSEF, JPMUSSCF AND JPMIUSSCF may not:

S 1. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

S 2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Fund's total assets, taken at cost, at the time of such borrowing. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

S 3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to issues of the U.S. Government, its agencies or instrumentalities and to permitted investments of up to 25% of the Fund's total assets;

S 4. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's;

S 5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies;

S 6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts, except for the Fund's interests in hedging activities as described under "Investment Objectives and Policies" section of the Statement of Additional Information; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts;

NFA 7. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of the Fund's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

NFA 8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

S    9. Act as an underwriter of securities;

S 10. Issue any senior security, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction No. 2. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" section of the Statement of Additional Information shall not be considered senior securities for purposes hereof; or

E 11. Purchase any equity security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

JPMIEF AND JPMIIEF may not:

S 1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Fund's net assets at the time of borrowing, and except in connection with reverse repurchase agreements and then only in amounts up to 33 1/3% of the value of the Fund's net assets; or purchase securities while borrowings, including reverse repurchase agreements, exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. The Fund will not mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 30% of the value of the Fund's net assets at the time of such borrowing;

S 2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

S 3. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to permitted investments of up to 25% of the Fund's total assets;

S 4. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

S 5. Make loans, except through the purchase or holding of debt obligations (including restricted securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies;

S 6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real property, including limited partnership interests, commodities, or commodity contracts, except for the Fund's interests in hedging and foreign exchange activities as described under "Additional Investment Information" in the Prospectus; or interests in oil, gas, mineral or other exploration or development programs or leases. However, the Fund may purchase securities or commercial paper issued by companies that invest in real estate or interests therein including real estate investment trusts;

NFA 7. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except to obtain such short-term credit as necessary for the clearance of purchases and sales of securities, provided that this restriction shall not be deemed to apply to the purchase or sale of when-issued securities or delayed delivery securities;

NFA 8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

S 9. Act as an underwriter of securities, except insofar as the Fund may be deemed to be an underwriter under the 1933 Act by virtue of disposing of portfolio securities; or

S 10. Issue any senior security, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction No. 1. The Fund's arrangements in connection with its hedging activities as described in "Additional Investment Information" in the Prospectus shall not be considered senior securities for purposes hereof.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act, or any SEC or SEC staff interpretations thereof, are amended or modified, JPMEMEF, JPMIEMEF, JPMEEF AND JPMIEEF may not:

S 1. Purchase any security if, as a result, more than 25% of the value of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

S 2. Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in total do not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time any borrowings come to exceed 33 1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation;

S 3. With respect to 75% of its total assets, purchase any security if, as a result, (a) more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one issuer; or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation shall not apply to Government securities (as defined in the 1940 Act);

S 4. Make loans to other persons, except through the purchase of debt obligations, loans of portfolio securities, and participation in repurchase agreements;

S 5. Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the Fund may purchase or sell futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

S 6. Purchase or sell real estate, but the Fund may purchase or sell securities that are secured by real estate or issued by companies (including real estate investment trusts) that invest or deal in real estate;

S 7. Underwrite securities of other issuers, except to the extent the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

S 8. Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder; and

NFA 9. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified, JPMIIBF, JPMJEF AND JPMIJEF may not:

S 1. Purchase any security if, as a result, more than 25% of the value of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, and while subject to changing interpretations, so long as a single foreign government or supranational organization is considered to be an "industry" for the purposes of this 25% limitation, the Portfolio will comply therewith. The staff of the SEC considers all supranational organizations (as a group) to be a single industry for concentration purposes;

S 2. Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in total do not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time any borrowings come to exceed 33 1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation;

S 3. Make loans to other persons, except through the purchase of debt obligations, loans of portfolio securities, and participation in repurchase agreements;

S 4. Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the Fund may purchase or sell futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

S 5. Purchase or sell real estate, but the Fund may purchase or sell securities that are secured by real estate or issued by companies (including real estate investment trusts) that invest or deal in real estate;

S 6. Underwrite securities of other issuers, except to the extent the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

S 7. Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder; and

NFA 8. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having substantially the same investment objective and restrictions as the Fund.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified, JPMDEF, JPMIDEF, JPMIOF AND JPMIIOF may not:

S 1. Purchase any security if, as a result, more than 25% its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

S 2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

S 3. Borrow money, except in amounts not to exceed one third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Fund.

S 4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

S 5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

S 6. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

S 7. Make loans, except that the Fund (1) may lend portfolio securities with a value not exceeding one-third of the Fund's net assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

S 8. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities), if:

     a. such purchase would cause more than 5% of the Fund's total assets to be invested in the securities of such issuer; or

     b. such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

Unless Section 8(b)(1), and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof, are amended or modified, JPMGSIF AND JPMIGSIF may not:

S 1. Purchase any security if, as a result, more than 25% of the value of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities.

S 2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with non-fundamental restriction no. (v), the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

S 3. Borrow money, except in amounts not to exceed one third of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings)(i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and
     (iv) pursuant to reverse repurchase agreement entered into by the Fund.(7)

S 4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

S 5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) make direct investments in

------------------------
(7) Although the Portfolio is permitted to fulfill plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, the Portfolio has no current intention of engaging in this form of leverage.

     mortgages, (v) purchase and sell mortgage-related securities and (vi) hold and sell real estate acquired by the Fund as a result of the ownership of securities including mortgages.

S 6. Purchase or sell commodities or commodity contracts, unless acquired as a result of the ownership of securities or instruments, except the Fund may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

S 7. With respect to 75% of its total assets, purchase securities of an issuer (other than the U. S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities), if:

     a. such purchase would cause more than 5% of the Fund's total assets to be invested in the securities of such issuer; or

     b. such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof, are amended or modified, the JPMEMDF may not:

S 1. Purchase any security if, as a result, more than 25% of the value of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

S 2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

S 3. Borrow money, except in amounts not to exceed one third of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and
     (iv) pursuant to reverse repurchase agreement entered into by the Fund.(8)

S 4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

S 5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) make direct investments in

------------------------
(8) Although the Fund is permitted to fulfill plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, the Fund has no current intention of engaging in this form of leverage.

     mortgages, (v) purchase and sell mortgage-related securities and (vi) hold and sell real estate acquired by the Fund as a result of the ownership of securities including mortgages.

S 6. Purchase or sell commodities or commodity contracts, unless acquired as a result of the ownership of securities or instruments, except the Fund may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

S 7. Make loans, except that the Fund (1) may lend portfolio securities with a value not exceeding one third of the Fund's total assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt obligations (including privately issued debt obligations and direct investments in mortgages), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

JPMUSSCOF may not:

S 1. Purchase any security if, as a result, more than 25% its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

S 2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of beneficial interests in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

S 3. Borrow money, except in amounts not to exceed one third of the Portfolio's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with redemptions or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

S 4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the 1933 Act.

S 5. Purchase or sell real estate except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

S 6. Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

S 7. Make loans, except that the Portfolio (1) may lend portfolio securities with a value not exceeding one-third of the Portfolio's net assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

S 8. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities), if:

     a. such purchase would cause more than 5% of the Portfolio's total assets to be invested in the securities of such issuer; or

     b. such purchase would cause the Portfolio to hold more than 10% of the outstanding voting securities of such issuer.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified, JPMSTAUSEF, JPMSTADEF AND JPMSCBF may not:

S 1. Purchase any security if, as a result, more than 25% of its total assets would be invested in the securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

S 2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

S 3. Borrow money, except in amounts not to exceed one third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Fund.

S 4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

S 5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

NFA 6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

S 7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

S 8. Make loans, except that the Fund (1) may lend portfolio securities with a value not exceeding one-third of the Fund's total assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

S 9. In the case of each Equity Fund, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities), if:

     a. such purchase would cause more than 5% of the Fund's total assets to be invested in the securities of such issuer; or

     b. such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

                                   EXHIBIT D
                                    TERMS OF
                         INVESTMENT ADVISORY AGREEMENT
                              W I T N E S S E T H:

that in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. The Portfolio hereby appoints the Advisor to act as investment adviser to the Portfolio for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Subject to the general supervision of the Trustees of the Portfolio, the Advisor shall manage the investment operations of the Portfolio and the composition of the Portfolio's holdings of securities and investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Portfolio's investment objectives and policies as stated in the Registration Statement (as defined in paragraph 3(d) of this Agreement) and subject to the following understandings:

     (a) the Advisor shall furnish a continuous investment program for the Portfolio and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Portfolio, and what portion of the assets will be invested or held uninvested as cash;

     (b) the Advisor shall use the same skill and care in the management of the Portfolio's investments as it uses in the administration of other accounts for which it has investment responsibility as agent;

     (c) the Advisor, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, By-Laws and Registration Statement of the Portfolio and with the instructions and directions of the Trustees of the Portfolio and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

     (d) the Advisor shall determine the securities to be purchased, sold or lent by the Portfolio and as agent for the Portfolio will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and/or dealers the Advisor intends to seek best price and execution for purchases and sales; the Advisor shall also determine whether or not the Portfolio shall enter into repurchase or reverse repurchase agreements;

    On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers of the Advisor, the Advisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain best execution, including lower brokerage commissions, if applicable. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio;

     (e) the Advisor shall maintain books and records with respect to the Portfolio's securities transactions and shall render to the Portfolio's Trustees such periodic and special reports as the Trustees may reasonably request; and

     (f) the investment management services of the Advisor to the Portfolio under this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar services to others.

     3. The Portfolio has delivered copies of each of the following documents to the Advisor and will promptly notify and deliver to it all future amendments and supplements, if any:

     (a) Declaration of Trust of the Portfolio (such Declaration of Trust, as presently in effect and as amended from time to time, is herein called the "Declaration of Trust");

     (b) By-Laws of the Portfolio (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws");

     (c) Certified resolutions of the Trustees of the Portfolio authorizing the appointment of the Advisor and approving the form of this Agreement; and

     (d) The Portfolio's Notification of Registration on Form N-8A and Registration Statement on Form N-1A each under the 1940 Act (the "Registration Statement") as filed with the Securities and Exchange Commission (the "Commission") all amendments thereto.

     4. The Advisor shall keep the Portfolio's books and records required to be maintained by it pursuant to paragraph 2(e). The Advisor agrees that all records which it maintains for the Portfolio are the property of the Portfolio and it will promptly surrender any of such records to the Portfolio upon the Portfolio's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Advisor with respect to the Portfolio by Rule 31a-1 of the Commission under the 1940 Act.

     5. During the term of this Agreement the Advisor will pay all expenses incurred by it in connection with its activities under this Agreement, other than the cost of securities and investments purchased for the Portfolio (including taxes and brokerage commissions, if any).

     6. For the services provided and the expenses borne pursuant to this Agreement, the Portfolio will pay to the Advisor as full compensation therefor a fee at an annual rate equal to .40% of the Portfolio's average daily net assets. This fee will be computed daily and payable as agreed by the Portfolio and the Advisor, but no more frequently than monthly.

     7. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     8. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of all the Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Advisor, or by the Advisor at any time, without the payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

     9. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Portfolio from time to time, have no authority to act for or represent the Portfolio in any way or otherwise be deemed an agent of the Portfolio.

    10. This Agreement may be amended by mutual consent, but the consent of the Portfolio must be approved (a) by vote of a majority of those Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Portfolio.

    11. Notices of any kind to be given to the Advisor by the Portfolio shall be in writing and shall be duly given if mailed or delivered to the Advisor at 522 Fifth Avenue, New York, New York 10019, Attention: Managing Director, Funds Management Division, or at such other address or to such other individual as shall be specified by the Advisor to the Portfolio. Notices of any kind to be given to the Portfolio by the Advisor shall be in writing and shall be duly
given if mailed or delivered to the Portfolio             or at such other
address or to such other individual as shall be specified by the Portfolio to the Advisor.

    12. The Trustees have authorized the execution of this Agreement in their capacity as Trustees and not individually and the Advisor agrees that neither the shareholders nor the Trustees nor any officer, employee, representative or agent of the Portfolio shall be personally liable upon, or shall resort be had to their private property for the satisfaction of, obligations given, executed or delivered on behalf of or by the Portfolio, that the shareholders, trustees, officers, employees, representatives and agents of the Portfolio shall not be personally liable hereunder, and that it shall look solely to the property of the Portfolio for the satisfaction of any claim thereunder.

    13. This Agreement may be executed in one or more counterparts, each of which shall be seemed to be an original.

    14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York

                                   EXHIBIT E
                   SUMMARY OF INVESTMENT ADVISORY AGREEMENTS

                                                                ADVISORY       SHAREHOLDER          INVESTMENT        ADVISORY FEES
FUND/PORTFOLIO NAME                                          AGREEMENT DATE  CONSENT DATE(1)      ADVISORY RATE       PAID TO MGT(2)
-----------------------------------------------------------  --------------  ---------------  ----------------------  --------------
Prime Money Market Portfolio                                 6/30/93         6/30/93          0.20% first $1 billion  $5,063,662
                                                                                              0.10% thereafter
Federal Money Market Portfolio                               12/23/92        12/23/92         0.20% first $1 billion  $695,707
                                                                                              0.10% thereafter
Tax Exempt Money Market Portfolio                            6/30/93         6/30/93          0.20% first $1 billion  $2,267,159
                                                                                              0.10% thereafter
Treasury Money Market Portfolio                              5/30/97         6/3/97           0.20% first $1 billion  $49,123
                                                                                              0.10% thereafter
U.S. Fixed Income Portfolio                                  6/30/93         6/30/93          0.30%                   $2,908,384
Short Term Bond Portfolio                                    6/30/93         6/30/93          0.25%                   $92,126
Tax Exempt Bond Portfolio                                    6/30/93         6/30/93          0.30%                   $1,620,498
New York Total Return Bond Portfolio                         3/28/94         3/28/94          0.30%                   $243,251
U.S. Equity Portfolio                                        6/30/93         6/30/93          0.40%                   $3,049,388
U.S. Small Company Portfolio                                 6/30/93         6/30/93          0.60%                   $5,424,514
International Equity Portfolio                               6/30/93         6/30/93          0.60%                   $5,305,885
Emerging Markets Equity Portfolio                            10/20/93        10/20/93         1.00%                   $9,422,758
Diversified Portfolio                                        6/30/93         6/30/93          0.55%                   $1,591,589
Non-U.S. Fixed Income Portfolio                              9/24/94         9/24/94          0.35%                   $650,545
European Equity Portfolio                                    3/21/95         3/21/95          0.65%                   $3,879,040
Japan Equity Portfolio                                       3/21/95         3/21/95          0.65%                   $2,031,363
Disciplined Equity Portfolio                                 3/21/95         3/21/95          0.35%                   $73,985
International Opportunities Portfolio                        3/21/95         3/21/95          0.60%                   $904,113
Global Strategic Income Portfolio                            2/10/97         2/20/97          0.45%                   $212,934
Emerging Markets Debt Portfolio                              3/21/95         3/7/97           0.70%                   $652,074
U.S. Small Company Opportunities Portfolio                   3/21/95         3/7/97           0.60%                   $93,167
Tax Aware U.S. Equity(3)                                     11/4/96         11/4/96          0.45%                   $62,253
Tax Aware Disciplined Equity(3)                              11/4/96         11/4/96          0.35%                   $16,524
California Bond(3)                                           11/4/96         11/4/96          0.30%                   $62,916

--------------------------
1 Each shareholder consent date represents the initial consent of the Investment Advisory Agreement

2 All fees noted are for the Fund's/Portfolio's most recently completed fiscal year

3    This Fund is a series of J.P. Morgan Series Trust.

Note: Each Investment Advisory Agreement was last continued in effect by the Fund's/Portfolio's Board of Trustees at a meeting held on July 9, 1997.

                     FEES PAID TO AFFILIATES OF THE ADVISOR
             (FOR EACH FUND'S MOST RECENTLY COMPLETED FISCAL YEAR)

                                          SHAREHOLDER     ADMINISTRATIVE     SHAREHOLDER     ADMINISTRATIVE
                                          SERVICING FEES  SERVICES FEE       SERVICING FEES  SERVICES FEES PAID
FUND NAME                                 PAID TO MGT(1)  PAID TO MGT(2)     PAID TO MGT(3)  TO MGT(4)
----------------------------------------  --------------  -----------------  --------------  ------------------
Prime Money Market                        3,262,834       700,635            625,222         386,048
Service Prime Money Market                N/A             N/A                60              36
Federal Money Market                      330,316         68,154             54,403          101,963
Service Federal Money Market              N/A             N/A                N/A             N/A
Tax Exempt Money Market                   1,607,959       336,003            46,640          60,316
Service Tax Exempt Money Market           N/A             N/A                N/A             N/A
Treasury Money Market                     N/A             N/A                8,000           4,761
Service Treasury Money Market             N/A             N/A                5,501           2,510
Bond                                      311,027         48,241             608,161         234,599
Bond-Ultra                                N/A             N/A                N/A             N/A
Short Term Bond                           25,107          0                  18,131          0
Tax Exempt Bond                           750,088         169,209            122,850         51,270
New York Total Return Bond                110,663         16,259             53,364          21,188
U.S. Equity Portfolio                     843,099         102,534            264,300         80,756
U.S. Small Company Portfolio              540,244         65,674             329,689         100,607
International Equity                      455,302         56,612             701,585         217,946
Emerging Markets Equity                   148,687         18,465             365,202         113,255
Diversified                               151,781         18,797             228,074         70,546
International Bond                        N/A             N/A                5,328           1,669
European Equity                           8,926           0                  9,835           0
Japan Equity                              2,260           0                  4,173           0
Disciplined Equity                        N/A             N/A                12,168          3,801
International Opportunities               83,769          10,235             117,243         35,840
Global Strategic Income                   N/A             N/A                47,162          0
Emerging Markets Debt                     13,814          1,688              N/A             N/A
U.S. Small Company Opportunities          38,814          4,700              N/A             N/A
Tax Aware U.S. Equity                     34,735          7,649              N/A             N/A
Tax Aware Disciplined Equity              N/A             N/A                11,803          2,693
California Bond                           16              1,332(5)           1,543           1,332(5)

--------------------------
1 Shareholder Servicing fees paid by J.P. Morgan Funds to Morgan Guaranty Trust Company of New York, an affiliate of the Advisor, net of reimbursements.

2 Administrative Services fees paid by J.P. Morgan Funds to Morgan Guaranty Trust Company of New York, an affiliate of the Advisor, net of reimbursements.

3 Shareholder Servicing fees paid by J.P. Morgan Institutional Funds to Morgan Guaranty Trust Company of New York, an affiliate of the Advisor, net of reimbursements.

4 Administrative Services fees paid by J.P. Morgan Institutional Funds to Morgan Guaranty Trust Company of New York, an affiliate of the Advisor, net of reimbursements.

5    Fund level expense not allocated on a class by class basis.

                                   EXHIBIT F
               DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF MGT

Paul A. Allaire, Director; Chairman and Chief Executive Officer, Xerox Corporation (office imaging systems). His address is Xerox Corporation, P.O. Box 1600, 800 Long Ridge Road, Stamford, CT 06904.

Riley P. Bechtel, Director; Chairman and Chief Executive Officer, Bechtel Group, Inc. (architectural design and construction). His address is Bechtel Group, Inc., P.O. Box 193965, San Francisco, CA 94119-3965.

Lawrence A. Bossidy, Director; Chairman and Chief Executive Officer, Allied Signal Inc. (advanced technology and manufacturing company). His address is Allied Signal, Inc., P.O. Box 3000, Morristown, NJ 07962-2245.

Martin Feldstein, Director; President and Chief Executive Officer, National Bureau of Economic Research, Inc. (national research institution). His address is National Bureau of Economic Research, Inc., 1050 Massachusetts Avenue, Cambridge, MA 02138-5398.

Ellen V. Futter, Director; President, American Museum of Natural History (not-for-profit organization). Her address is American Museum of Natural History, Central Park West at 79th Street, New York, NY 10024.

Hanna H. Gray, Director; President Emeritus and Harry Pratt Judson Distinguished Service Professor of History, The University of Chicago (academic institution). Her address is The University of Chicago, Department of History, 1126 East 59th Street, Chicago, IL 60637.

Walter A. Gubert, Vice Chairman of the Board and Director of J.P. Morgan & Co. Incorporated and MGT. His address is J.P. Morgan & Co. Incorporated, P.O. Box 161, 60 Victoria Embankment, London EC4Y OJP, United Kingdom.

James R. Houghton, Director; Retired Chairman of the Board, Corning Incorporated (glass products). His address is R.D. # 2 Spencer Hill Road, Corning, NY 14830.

James L. Ketelsen, Director; Retired Chairman and Chief Executive Officer, Tenneco Inc. (oil, pipe-lines, and manufacturing). His address is 10 South Briar Hollow 7, Houston, TX 77027.

John A. Krol, Director; President and Chief Executive Officer, E.I. du Pont de Nemours ans Company (chemicals and energy company). His address is E.I. Du Pont de Nemours and Company, 1007 Market Street, Wilmington, DE 19898.

Roberto G. Mendoza, Vice Chairman of the Board of J.P. Morgan & Co. Incorporated and MGT. His address is J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, NY 10260.

Michael E. Patterson, Vice Chairman of the Board of J.P. Morgan & Co. Incorporated and MGT. His address is J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, NY 10260.

Lee R. Raymond, Director; Chairman of the Board and Chief Executive Officer, Exxon Corporation (oil, natural gas, and other petroleum products). His address is Exxon Corporation, 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

Richard D. Simmons, Director; Retired: Former President, The Washington Post Company and International Herald Tribune (newspapers). His address is P.O. Box 242, Sperryville, VA 22740.

Kurt F. Viermetz, Vice Chairman of the Board of J.P. Morgan & Co. Incorporated and MGT. His address is J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, NY 10260.

Douglas A. Warner III, Director; Chairman of the Board and President of J.P. Morgan & Co. Incorporated and MGT. His address is J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, NY 10260.

Dennis Weatherstone, Director; Retired Chairman of J.P. Morgan & Co. Incorporated and MGT. His address is J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, NY 10260.

Douglas C. Yearley, Director; Chairman, President and Chief Executive Officer, Phelps Dodge Corporation (chemicals). His address is Phelps Dodge Corporation, 2600 N. Central Avenue, Phoenix, AZ 85004-3014.

                                   EXHIBIT G
                             DECLARATIONS OF TRUST
                               J.P. MORGAN FUNDS
                        J.P. MORGAN INSTITUTIONAL FUNDS
                                   ARTICLE VI
                         SHARES OF BENEFICIAL INTEREST

    SECTION 6.8 VOTING POWERS. The Shareholder shall have the power to vote... with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. [Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote, except that shares held in the treasury of the Trust shall not be voted.] Each share of a Fund shall be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Shares shall be voted by individual series on any matter submitted to a vote of the Shareholders of the Trust except as provided in Section 6.9(g) hereof. There shall be no cumulative voting in the election of Trustees. Until shares are issued, the Trustees may exercise all rights of shareholders of the Trust or of any series of the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not otherwise represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent will be deemed represented at the meeting for quorum purposes. The By-Laws may include further provisions for shareholder votes and meetings and related matters.

                                   EXHIBIT H
                    NUMBER OF SHARES OF EACH FUND (OR CLASS)
                   OUTSTANDING AS OF THE CLOSE OF BUSINESS ON
                                 APRIL 13, 1998
                               J.P. MORGAN FUNDS

                                                                                                 NUMBER OF SHARES
                                                                                                     OF FUND
NAME OF FUND                                                                                       OUTSTANDING
----------------------------------------------------------------------------------------------  ------------------
JPM FEDERAL MM................................................................................      344,123,479.42
JPM PRIME MM..................................................................................    2,776,871,760.15
JPM T/E MONEY MKT.............................................................................    1,236,274,928.69
JPM BOND......................................................................................       18,467,914.28
JPM T/E BOND..................................................................................       35,744,946.62
JPM U.S. EQUITY...............................................................................       17,646,152.08
JPM U.S. SMALL CO.............................................................................        9,485,194.98
JPM DISC EQUITY...............................................................................         415,088.91.
JPM EMERG MKTS DEBT...........................................................................        1,405,126.36
JPM SMALL CO. OPP.............................................................................       13,877,409.50
JPM INTL OPP..................................................................................        7,781,038.12
JPM INTL EQUITY...............................................................................       10,157,432.15
JPM GLOBAL STRATEGIC..........................................................................        1,039,658.55
JPM EUROPE FUND...............................................................................          760,755.61
JPM JAPAN FUND................................................................................          166,521.71
JPM NY BOND FUND..............................................................................        8,320,794.33
JPM EMERGING MARKETS..........................................................................        6,031,722.38
JPM DIVERSIFIED FD............................................................................       14,803,549.24
JPM S/T BOND..................................................................................        2,363,838.43

                        J.P. MORGAN INSTITUTIONAL FUNDS

                                                                                                 NUMBER OF SHARES
                                                                                                     OF FUND
NAME OF FUND                                                                                       OUTSTANDING
----------------------------------------------------------------------------------------------  ------------------
JPM INST FEDERAL MM...........................................................................      658,076,376.66
JPM INST PRIME MM.............................................................................    2,072,368,445.35
JPM INST TEMM FUND............................................................................      649,753,166.68
JPM INST S/T BOND.............................................................................        7,269,925.04
JPM INST BOND FUND............................................................................       90,348,542.66
JPM INST TEB FUND.............................................................................       25,858,138.60
JPM INST U.S. EQUITY..........................................................................       22,725,399.06
JPM INST BOND ULTRA...........................................................................        5,335,279.33
JPM INST SVC TAX EX MNY.......................................................................          283,401.85
JPM INST SVC FEDERAL MNY......................................................................          929,271.43
JPM INST SVC PRIME MNY MK.....................................................................      273,049,607.57
JPM INST SVC TREASURY MNY.....................................................................      499,376,836.73
JPM INST TREASURY MNY MKT.....................................................................      148,167,715.06
JPM INST INTL OPP.............................................................................       38,236,641.16
JPM INST GLOBAL STRATEGIC.....................................................................       17,875,337.02
JPM INST DISCIPLINED EQ.......................................................................       18,154,515.18
JPM INST SMALL COMPANY........................................................................       27,660,652.33
JPM INST EUROPE EQUITY........................................................................        1,019,806.66
JPM INST JAPAN EQUITY.........................................................................          251,599.39
JPM INST NY BOND FUND.........................................................................       10,592,844.43
JPM INST EMERGING MKTS........................................................................       28,237,818.19
JPM INST INTL BOND FUND.......................................................................          772,667.94
JPM INST DIV FUND.............................................................................       23,625,712.84
JPM INST INTL EQUITY..........................................................................       41,399,085.69

                                      ***
                            J.P. MORGAN SERIES TRUST

                                                                              NUMBER OF SHARES OF   NET ASSET VALUE
NAME OF FUND AND CLASS                                                         CLASS OUTSTANDING       PER SHARE
----------------------------------------------------------------------------  -------------------  -----------------
JPM TAX AWARE US EQ: SELECT SHARES..........................................       3,775,744.92            15.02
JPM TAX AWARE DIS EQUITY: INST. SHARES......................................       4,263,072.95            14.70
JPM CALIFORNIA BOND:SELECT SHARES...........................................         536,066.94            10.42
JPM CALIFORNIA BOND: INST. SHARES...........................................       4,885,088.08            10.27

                               THE MANAGERS FUND

THE MANAGERS MONEY MARKET FUND................................................  30,122,825.54

                                   EXHIBIT I
                     PRINCIPAL HOLDERS OF VOTING SECURITIES

    As of March 31, 1998, the following shareholders were known to the Trusts and to the Managers Fund to own beneficially 5% or more of the shares of a Fund (or a Class thereof):

                               J.P. MORGAN FUNDS

                                                                                                        PERCENT OF
                                                                                                       OUTSTANDING
NAME OF FUND                                 NAME AND ADDRESS OF RECORD OWNER          SHARES OWNED   SHARES OF FUND
-----------------------------------  ------------------------------------------------  -------------  --------------
Bond Fund..........................  BSD&T as Trustee for Gannett Co. Inc.                1,680,302          9.17%
                                       401(K) Savings Plan
                                       Medford, MA

                                     Tamko Roofing Products Employee                      1,433,749          7.82%
                                       Profit Sharing Plan Retirement Plan
                                       Joplin, MO

Disciplined Equity Fund............  Morgan Guaranty Trust Company of                        37,456         10.14%
                                       NY as agent for Africa University
                                       Charitable Trust
                                       Newark, DE

                                     DE Frey & Co. Inc.                                      19,799          5.36%
                                       Littleton, CO

Diversified Fund...................  Wheels Inc.                                          4,805,096         33.46%
                                       c/o National Financial Services Corp
                                       New York, NY

                                     Insilco Corp Employee Thrift Plan Trust              1,363,448          9.50%
                                       Dated 1/16/96
                                       UMB Bank NA Trustee
                                       Kansas City, MO

                                     Quincy Newspapers Profit Sharing &                   1,024,784          7.14%
                                       Retirement Plan
                                       Kansas City, MO

Emerging Markets Debt Fund.........  Morgan Guaranty Trust Co. of NY as agent               657,362         48.67%
                                       for Three M Operating Subsidiary Ltd
                                       Newark, DE

                                     N. Lear Trust                                          318,152         23.55%
                                       New York, NY

                                     Morgan Guaranty Trust Co. of NY as                      94,351          6.98%
                                       agent for D.M. Pheasant Trust
                                       Newark, DE

European Equity Fund...............  V. Madrigal                                             96,007         14.28%
                                       New York, NY

                                     Morgan Guaranty Trust Co. of NY                         60,394          8.98%
                                       as agent for A. Rowski
                                       Newark, DE

                                                                                                        PERCENT OF
                                                                                                       OUTSTANDING
NAME OF FUND                                 NAME AND ADDRESS OF RECORD OWNER          SHARES OWNED   SHARES OF FUND
-----------------------------------  ------------------------------------------------  -------------  --------------
Federal Money Market Fund..........  R. Lauder                                           40,843,381         10.11%
                                       Newark, DE

                                     J.P. Morgan Delaware as agent for Market Street     32,977,676          8.14%
                                       Trust Co Omnibus Acct
                                       Newark, DE

                                     Morgan Guaranty Trust Co. of NY as                  30,221,425          7.46%
                                       agent for Alfred Dunner Inc.
                                       Newark, DE

Global Strategic Income Fund.......  Morgan Guaranty Trust Co. of NY                        198,879         19.70%
                                       as agent for B. Davis Trust
                                       Newark, DE

                                     Morgan Guaranty Trust Co. of NY                        142,075         14.07%
                                       as agent for Africa University Charitable
                                       Trust
                                       Newark, DE

                                     Morgan Guaranty Trust Co. of NY                         99,863          9.89%
                                       as agent for E.Y. Generous
                                       Newark, DE

                                     Morgan Guaranty Trust Co. of NY                         75,351          7.46%
                                       as agent for A. Rowski
                                       Newark, DE

Japan Equity Fund..................  State Street Bk & Trust Co. C/F of D.M.                 53,458         32.71%
                                       Feuerstein IRA
                                       Potomac, MD

                                     The D.O. Marston Trust                                  15,322          9.37%
                                       Rockville, MD

                                     Nations Bank for the benefit of R. Morgan               14,783          9.04%
                                       c/o National Financial Services Corp.
                                       New York, NY

                                     R. McGimpsey & L. McGimpsey                             11,378          6.96%
                                       JTWROS Canton, MI

                                     Morgan Guaranty Trust Co. of NY as Agent for T.         10,777          6.59%
                                       R. Lamia
                                       Newark, DE

                                     State Street Bk & Trust Co. C/F I. Benson               10,493          6.42%
                                       Lee, MA

                                     Morgan Guaranty Trust Co of NY as                        9,408          5.76%
                                       Agent for Dr. G. Falk
                                       Newark, DE

                                     State Street Bk & Trust Co. C/F Dr. G. Falk IRA          8,656          5.30%
                                       New York, NY

                                                                                                        PERCENT OF
                                                                                                       OUTSTANDING
NAME OF FUND                                 NAME AND ADDRESS OF RECORD OWNER          SHARES OWNED   SHARES OF FUND
-----------------------------------  ------------------------------------------------  -------------  --------------
New York Total Return Bond Fund....  M.B. Account                                           436,278          5.44%
                                       Newark, DE

                                     A. Newman                                              408,295          5.09%
                                       New York, NY

Short Term Bond Fund...............  Morgan Guaranty Trust Co. of NY As                     440,629         17.66%
                                       Agent for Towermark Corp
                                       Newark, DE

                                     Morgan Guaranty Trust Co. of NY                        388,000         15.55%
                                       as Agent for Associated Universities Inc
                                       Newark, DE

                                     Morgan Guaranty Trust Co. of NY                        356,463         14.29%
                                       as Agent for Africa University
                                       Charitable Trust
                                       Newark, DE

                                     E. Chang Revocable Trust                               251,345         10.07%
                                       Honolulu HI

                                     Morgan Guaranty Trust Co. of NY as                     156,687          6.28%
                                       Agent for D. O'Brien
                                       Newark, DE

U.S. Equity Fund...................  Forest Laboratories Inc.                             1,033,363          5.85%
                                       Savings & Profit Sharing Plan
                                       New York, NY

U.S. Small Company Fund............  Forest Laboratories Inc.                               703,015          7.40%
                                       Savings & Profit Sharing Plan
                                       New York, NY

                        J.P. MORGAN INSTITUTIONAL FUNDS

                                                                                                       PERCENT OF
                                                                                                      OUTSTANDING
NAME OF FUND                                 NAME AND ADDRESS OF RECORD OWNER         SHARES OWNED   SHARES OF FUND
------------------------------------  ----------------------------------------------  -------------  --------------
Bond Fund...........................  JPMIM as Agent for Ameritech Union                 4,943,856          5.51%
                                        Welfare Benefit Tr
                                        New York, NY

Bond-Ultra..........................  Morgan Guaranty Trust Co of                        2,519,264         47.22%
                                        NY as Agent for 1984
                                        Geisel Trust
                                        Newark, DE

                                      Bankers Trust Co FBO Magnetek 190526               1,614,158         30.25%
                                        Nashville, TN

                                      Morgan Guaranty Trust Co of                        1,201,858         22.53%
                                        NY as Agent for 1984
                                        Geisel Trust
                                        Newark, DE

                                                                                                       PERCENT OF
                                                                                                      OUTSTANDING
NAME OF FUND                                 NAME AND ADDRESS OF RECORD OWNER         SHARES OWNED   SHARES OF FUND
------------------------------------  ----------------------------------------------  -------------  --------------
Disciplined Equity Fund.............  Baystate Health System Inc.                        2,417,608         13.60%
                                        Springfield, MA

                                      The Queen's Health Systems                         2,338,504         13.06%
                                        Honolulu, HI

                                      Baystate Health Systems Inc.                       1,708,150          9.54%
                                        Springfield, MA

                                      Punahou School                                     1,343,183          7.50%
                                        Honolulu, HI

                                      Wachovia Bank NA Trustee U/A 7/1/97                  936,556          5.23%
                                        Master Builders Inc
                                        Winston-Salem, NC

Diversified Fund....................  Celtic Insurance Company Ltd                       2,794,842         11.87%
                                        Cincinnati, OH 45202

                                      Boston Foundation Inc.                             2,240,519          9.51%
                                        Boston, MA

                                      JPMIM as Agent for Unifi Inc.                      1,947,704          8.27%
                                        Profit Sharing Plan Trust
                                        New York, NY

                                      CBS Corporation                                    1,449,695          6.16%
                                        Investment Plan
                                        Bankers Trust Co as Trustee
                                        New York, NY

                                      Boehringer Ingelheim Corporation & Its             1,249,875          5.31%
                                        Affiliates Retirement Savings Plan
                                        Ridgefield, CT

Emerging Markets Equity Fund........  JPMIM as Agent for                                 2,582,949          9.33%
                                        Alfred P. Sloan Foundation
                                        New York, NY

                                      JPMIM as Agent for                                 2,488,970          8.99%
                                        Carnegie Corp of New York
                                        New York, NY

                                      Lincoln National Life Insurance Co                 1,679,731          6.07%
                                        Fort Wayne, IN

                                      JPMIM as Agent for Ameritech Union                 1,510,010          5.45%
                                        Werfare Benefit Tr-
                                        New York, NY

                                                                                                       PERCENT OF
                                                                                                      OUTSTANDING
NAME OF FUND                                 NAME AND ADDRESS OF RECORD OWNER         SHARES OWNED   SHARES OF FUND
------------------------------------  ----------------------------------------------  -------------  --------------
European Equity Fund................  Morgan Guaranty Trust Co of NY as                    219,621         35.68%
                                        Agent for CCF Trust
                                        Newark, DE

                                      Morgan Guaranty Trust Co of NY as Trustee            150,000         24.37%
                                        Newark, DE

                                      Morgan Guaranty Trust Co of NY                        59,726          9.70%
                                        As Agent for JG Clarke &
                                        DS Clarke
                                        Newark, DE

                                      J.P. Morgan Florida FSB                               51,226          8.32%
                                        As Agent for JM Watkins
                                        Newark, DE

                                      Morgan Guaranty Trust Co of NY                        48,924          7.95%
                                        As Agent for B. Price
                                        Newark, DE

                                      Morgan Guaranty Trust Co of N.Y. as Agent for         41,276          6.71%
                                        M. Palm
                                        Newark, DE

Federal Money Market Fund...........  JW Henry Trust                                   136,903,100         21.80%
                                        Boca Raton, FL

                                      Morgan Guaranty Trust Company of N.Y. as Agent    88,856,176         14.15%
                                        for Robson Interest Limited
                                        Newark, DE

                                      Morgan Guaranty Trust Co of NY                    42,117,718          6.71%
                                        Agent for F Batten Jr. Trust
                                        Newark, DE

                                      Morgan Guaranty Trust Company of NY               41,022,651          6.53%
                                        as Agent for R & L Schaps
                                        Newark, DE

                                      Morgan Guaranty Trust Co of NY As                 37,343,512          5.95%
                                        Agent for M. Bosses
                                        Newark, DE

Global Strategic Income Fund........  Morgan Guaranty Trust Co. of NY                    3,000,000         16.77%
                                        as Agent for R. Lauder
                                        Newark, DE

                                      JPMIM as Agent for                                 2,192,953         12.26%
                                        The Dyson Foundation
                                        New York, NY

                                      Morgan Guaranty Trust Co. of NY                    1,960,817         10.96%
                                        as Agent for Kenan Charitable Trust
                                        Newark, DE

                                                                                                       PERCENT OF
                                                                                                      OUTSTANDING
NAME OF FUND                                 NAME AND ADDRESS OF RECORD OWNER         SHARES OWNED   SHARES OF FUND
------------------------------------  ----------------------------------------------  -------------  --------------
International Bond Fund.............  Morgan Guaranty Trust Co. of NY as                    56,622          7.41%
                                        Agent for Institute for International
                                        Economics
                                        Newark, DE

International Equity Fund...........  Blue Cross Blue Shield of North Carolina           3,534,526          8.52%
                                        Durham, NC

International Opportunities Fund....  JP Morgan Delaware as Agent for JMD                2,698,502          7.11%
                                        Delaware Inc. Trustee for M Arison
                                        Newark, DE

                                      Morgan Guaranty Trust Co. of NY as                 2,645,133          6.97%
                                        Agent for SL Trust
                                        Newark, DE

                                      J P Morgan Delaware as Agent                       2,527,305          6.66%
                                        Diversified Growth Fund
                                        Newark, DE

Japan Equity Fund...................  Morgan Guaranty Trust Co. of NY as Agent for         212,224         81.85%
                                        Fireside
                                        Newark, DE

New York Total Return Bond
  Fund..............................  Morgan Guaranty Trust Co. of New York              1,281,585         12.27%
                                        as Agent for Trust u/w of L H P Klotz
                                        Newark, DE

                                      Morgan Guaranty Trust Co. of NY as                   589,991          5.66%
                                        Agent for Shubert Organization
                                        Newark, DE

Prime Money Market Fund.............  Citibank-Private Bank                            324,994,052         14.07%
                                        Long Island City, NY

                                      BW Holdings LLC                                  266,000,000         11.51%
                                        Wilmington, DE

Service Prime Money Market
  Fund..............................  Harris Trust and Savings Bank                     88,008,784         34.72%
                                        Chicago, IL

Service Treasury Money Market
  Fund..............................  The Chicago Trust Company                        264,063,590         23.10%
                                        Chicago, IL

                                                                                                       PERCENT OF
                                                                                                      OUTSTANDING
NAME OF FUND                                 NAME AND ADDRESS OF RECORD OWNER         SHARES OWNED   SHARES OF FUND
------------------------------------  ----------------------------------------------  -------------  --------------
Short Term Bond Fund................  JPMIM as Agent for                                 1,116,762         15.29%
                                        WITCO Corp & Medical & Ltd Trust
                                        New York, NY

                                      Interact Systems Inc.                              1,021,046         13.98%
                                        Norwalk, CT

                                      Cooper Industries Foundation                         880,625         12.05%
                                        Houston, TX

                                      Morgan Guaranty Trust Co of NY As                    869,944         11.91%
                                        Agent for Warner Lambert Benefits Trust
                                        Newark, DE

                                      The Fluor Foundation                                 574,910          7.87%
                                        Irvine, CA

                                      Morgan Guaranty Trust Co of NY As                    445,598          6.10%
                                        Agent for the Lemelson Medical Education &
                                        Research Foundation
                                        Newark, DE

Tax Exempt Bond Fund................  J.P. Morgan Florida FSB as Agent for               1,475,553          5.71%
                                        Seagull Partners L P
                                        Newark, DE

Tax Exempt Money Market Fund........  JPMIM as Agent for RE Kelly                       40,889,851          6.68%
                                        New York, NY

                                      EH Skove                                          37,707,907          6.16%
                                        Key Largo, FL

                                      Morgan Guaranty Trust Co of NY As                 33,917,844          5.54%
                                        Agent for SM & LC Barney
                                        Newark, DE

                                      JP Morgan Delaware as Agent for DJ Alter          31,318,545          5.11%
                                        Newark, DE

Treasury Money Market Fund..........  The First National Bank in Sioux Falls            25,936,026         16.10%
                                        Sioux Falls, SD

                                      Food Research Corp                                13,194,171          8.19%
                                        c/o SOCFIN US Inc
                                        New York, NY

                                      Onstream Inc.                                     12,471,836          7.74%
                                        Longmont, CO

                                      Phelps Dodge Corporation                          10,267,725          6.37%
                                        Phoenix, AZ

                                                                                                       PERCENT OF
                                                                                                      OUTSTANDING
NAME OF FUND                                 NAME AND ADDRESS OF RECORD OWNER         SHARES OWNED   SHARES OF FUND
------------------------------------  ----------------------------------------------  -------------  --------------
U.S. Equity Fund....................  Morgan Guaranty Trust Co Trustee for               1,938,553          8.52%
                                        Major League Baseball
                                        Master Pension Trust
                                        New York, NY

                                      Morgan Guaranty Trust Co as Trustee for            1,753,914          7.71%
                                        Degussa Defined Benefit Trust
                                        Newark, DE

                                      J P Morgan Delaware as Agent                       1,597,944          7.03%
                                        Diversified Growth Fund
                                        Newark, DE

                                      JPMIM as Agent for Wachovia Bank of                1,373,508          6.04%
                                        North Carolina T/U/A dtd 1/1/98
                                        Newmont Gold Co Master Pension Trust
                                        New York, NY

                                      Lin Television Corp Retirement Plan                1,305,167          5.74%
                                        Providence, RI

                                      Harris Trust and Savings Bank as Trustee           1,187,890          5.22%
                                        of the CTS Corp Employee
                                        Benefit Plans Master Trust
                                        Chicago, IL

                            J.P. MORGAN SERIES TRUST

                                                                                                      PERCENT OF
                                                                                                     OUTSTANDING
NAME OF FUND                NAME AND ADDRESS OF RECORD OWNER           CLASS         SHARES OWNED   SHARES OF FUND
-------------------------  -----------------------------------  -------------------  -------------  --------------
California Bond Fund.....  J P Morgan California                      Institutional       704,961         14.43%
                             as Agent for                                    Shares
                             R Hastings or P Quillin
                             New York, NY

                           Morgan Guaranty Trust Co of NY as                              566,701         11.60%
                             Agent for Dr. M Brones & E Brones
                             Newark, DE

                           J P Morgan California                                          484,264          9.91%
                             As Agent for G Kaufman
                             Marital Trust NY
                             Newark, DE

                           J P Morgan California as Agent for                             397,133          8.13%
                             G Judis CRT
                             Newark, DE

                           J P Morgan California as Agent for                             306,055          6.26%
                             Yeo Living Trust
                             Newark, DE

                                                                                                      PERCENT OF
                                                                                                     OUTSTANDING
NAME OF FUND                NAME AND ADDRESS OF RECORD OWNER           CLASS         SHARES OWNED   SHARES OF FUND
-------------------------  -----------------------------------  -------------------  -------------  --------------
California Bond Fund.....  J P Morgan California                Select Share              143,581         22.60%
                             As Agent for EM Feeney
                             Newark, DE

                           J P Morgan California as Agent for                             125,538         19.76%
                             J Tuttleman
                             Newark, DE

                           Morgan Guaranty Trust Co of NY as                               94,749         14.91%
                             Agent for P.S. Stamos
                             Newark, DE

                           J P Morgan California as Agent for                              94,179         14.82%
                             W.J. Brady
                             Newark, DE

                           P Paddon                                                        77,985         12.27%
                             Santa Ana, CA

Tax Aware Disciplined
  Equity Fund............  American Risk Transfer Ins Co Ltd          Institutional     1,131,225         30.11%
                             Hamilton HM CX Bermuda                          Shares

                           J P Morgan California as Agent for                             346,260          9.22%
                             Clarendon Capital Mgmt Co
                             Newark, DE

Tax Aware U.S. Equity
  Fund...................  Morgan Guaranty Trust Co of NY       Select Shares             273,001          7.72%
                             As Agent for A Kaufman
                             Newark, DE

                               THE MANAGERS FUND

                                                                                                       PERCENT OF
                                                                                                      OUTSTANDING
NAME OF FUND                                     NAME AND ADDRESS OF RECORD OWNER     SHARES OWNED   SHARES OF FUND
---------------------------------------------  -------------------------------------  -------------  --------------
The Managers Money Market Fund...............  EAI 401 K                                 2,272,963          7.07%
                                                 Benefits Resource Inc.
                                                 Shelton, CT

                                               The Managers Fund LP                      2,265,591          7.05%
                                                 Norwalk, CT

THE BOARDS OF TRUSTEES RECOMMEND A VOTE FOR ITEMS 1,2,3,4,5, AND 6.  Please mark
your votes as indicated in this example.   /  X /

ITEM 1-ELECTION OF TRUSTEES
     Nominees:

     Frederick S. Addy
     William G. Burns
     Arthur C. Eschenlauer
     Matthew Healey
     Michael P. Mallardi

/ /  FOR ALL
/ /  WITHHOLD FOR ALL

WITHHOLD FOR:(Write that nominee's name in the space provided below.)

----------------------------------------

ITEM 2   -APPROVAL OF                   FOR       AGAINST        ABSTAIN
STANDARDIZED INVESTMENT                 ALL       ALL            ALL
RESTRICTIONS AND THE ELIMINATION        / /       / /            / /
 OF RECLASSIFICATION AS
 NONFUNDAMENTAL OF OTHERS

2A.  Diversification of Investments
2B.  Concentration of Assets in a Particular Industry
2C.  Issuance of Senior Securities
2D.  Borrowing
2E.  Underwriting
2F.  Investment in Real Estate
2G.  Commodities
2H.  Lending
2I.  Reclassification of Other Fundamental Restrictions as Nonfundamental

To vote against or abstain with respect to a particular proposed change, write the designation of the sub-proposal on the line below.

----------------------------------------

AGAINST
        --------------------------------

ABSTAIN
        --------------------------------

ITEM 3-APPROVAL OF THE RECLASSIFICATION      FOR       AGAINST        ABSTAIN
OF THE INVESTMENT OBJECTIVE                  / /       / /            / /
FROM FUNDAMENTAL TO NON-FUNDAMENTAL

ITEM 4-APPROVAL OF NEW                       FOR       AGAINST        ABSTAIN
INVESTMENT ADVISORY AGREEMENT                / /       / /            / /

ITEM 5-AMENDMENT OF DECLARATION         FOR       AGAINST        ABSTAIN
OF TRUST                                / /       / /            / /

ITEM 6-RATIFICATION OF SELECTION   FOR       AGAINST        ABSTAIN
 OF INDEPENDENT ACCOUNTANTS        / /            / /            / /

J.P. MORGAN FAMILY FUNDS

SIGNATURE________________________  SIGNATURE___________________  DATE_______
NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

                                FOLD AND DETACH HERE


PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES

J.P. MORGAN FAMILY OF FUNDS

     The undersigned hereby appoints Mary Jo Pace and Christine Rotundo as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares standing in the name of the
undersigned with all powers which the undersigned   would  possess  if
present  at  the  Joint  Special   Meeting  of Shareholders to be held
June 25, 1998 or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR ALL TRUSTEES AND ALL OTHER PROPSALS LISTED ON THE REVERSE SIDE AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THIS MEETING.

TO VOTE BY TELEPHONE, PLEASE CALL TOLL FREE 1-800-290-6429 BETWEEN 8:00 A.M.
AND 8:00 P.M. (ET).
TO VOTE BY MAIL, PLEASE DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                                 FOLD AND DETACH HERE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ITEMS 1,2,3,4 AND 6.  Please mark
your votes as indicated in this example.   / X /

     (For Portfolio)
ITEM 1-ELECTION OF TRUSTEES
     Nominees:

     Frederick S. Addy
     William G. Burns
     Arthur C. Eschenlauer
     Matthew Healey
     Michael P. Mallardi

/ /  FOR ALL
/ /  WITHHOLD FOR ALL

WITHHOLD FOR:(Write that nominees name in the space provided below.)

----------------------------------------

ITEM 2   -APPROVAL OF                   FOR       AGAINST        ABSTAIN
STANDARDIZED INVESTMENT                 ALL       ALL            ALL
RESTRICTIONS AND THE ELIMINATION        / /            / /            / /
OF RECLASSIFICATION AS
NONFUNDAMENTAL OF OTHERS

2A.  Diversification of Investments
2B.  Concentration of Assets in a Particular Industry
2C.  Issuance of Senior Securities
2D.  Borrowing
2E.  Underwriting
2F.  Investment in Real Estate
2G.  Commodities
2H.  Lending
2I.  Reclassification of Other Fundamental Restrictions as Nonfundamental

To vote against or abstain with respect to a particular proposed change, write the designation of the sub-proposal on the line below.

AGAINST
        --------------------------------

ABSTAIN
        --------------------------------

ITEM 3-APPROVAL OF THE RECLASSIFICATION      FOR       AGAINST        ABSTAIN
OF THE INVESTMENT OBJECTIVE                  / /            / /            / /
FROM FUNDAMENTAL TO NON-FUNDAMENTAL

ITEM 4-APPROVAL OF NEW                       FOR       AGAINST        ABSTAIN
INVESTMENT ADVISORY AGREEMENT                / /            / /            / /

ITEM 5-NOT APPLICABLE

     (For Portfolio)
ITEM 6-RATIFICATION OF SELECTION             FOR       AGAINST        ABSTAIN
ABSTAIN OF INDEPENDENT ACCOUNTANTS           / /            / /            / /

THE MANAGERS MONEY MARKET FUND

SIGNATURE _______________________SIGNATURE _______________ DATE ______
NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

                                 FOLD AND DETACH HERE


PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

THE MANAGERS MONEY MARKET FUND

     The undersigned hereby appoints Mary Jo Pace and Christine Rotundo as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of The Managers Money Market Fund standing in the name of the undersigned with all powers which the undersigned would possess if present at the Joint Special Meeting of Shareholders to be held June 25, 1998 or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR ALL TRUSTEES AND ALL OTHER PROPSALS LISTED ON THE REVERSE SIDE AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THIS MEETING.

TO VOTE BY TELEPHONE, PLEASE CALL TOLL FREE 1-800-290-6429 BETWEEN 8:00 A.M.
AND 8:00 P.M. (ET).
TO VOTE BY MAIL, PLEASE DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                                 FOLD AND DETACH HERE